UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513 )

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 28, 2007

Date of reporting period: March 1, 2006— August 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Floating Rate Income Fund

8|31|06

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Floating Rate
Income Fund

8| 31| 06
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Beginning in May of this year, investors became increasingly preoccupied with the course of the economy. A more pessimistic outlook pervaded the markets as leading economic indicators began to warn of slower growth. The resulting correction undercut much of the progress that markets had achieved in the previous three months. However, in August, the Federal Reserve (the Fed) made the decision to leave interest rates unchanged, marking a milestone in its shift to a tighter monetary policy and contributing to a more favorable market environment as your fund’s reporting period drew to a close.

Despite investors’ ongoing concerns about the impact of higher rates, we believe that today’s interest-rate levels, far from being a threat to global economic fundamentals, are in fact an integral part of them. Higher rates in Europe and Japan are shifting the landscape in the fixed-income market and may lead to stronger performance from non-U.S. asset classes in the future. Economic growth may, indeed, be slowing somewhat, but we consider this a typical development for the middle of an economic cycle, and one that could help provide the basis for a longer and more durable business expansion and a continued healthy investment environment going forward.

Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance, and the investment professionals managing your fund have been working to take advantage of the opportunities presented by this environment.

We would like to take this opportunity to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended August 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Floating Rate Income Fund:
offers protection from higher interest rates

As most people know, rising interest rates can have a negative effect on your finances by making borrowing more expensive. But rising interest rates can also hurt your investments, especially if you are investing in bonds. When rates rise, bond prices fall.

Putnam Floating Rate Income Fund offers some protection from the risk of rising interest rates by investing, typically, in floating-rate bank loans, which are loans issued by banks to corporations. Interest rates on these loans adjust to reflect changes in short-term interest rates — when rates rise, they pay a higher yield. Also, they are generally senior in a company’s capital structure and secured by the company’s assets, such as buildings and equipment.

As the graph below shows, the “floating rate” feature has helped bank loans perform well during periods when rising rates hurt the performance of other bonds. Although the floating-rate feature does not eliminate interest-rate or inflation risk, floating-rate loans can help an income-oriented portfolio weather the ups and downs of a full interest-rate cycle.

Of course, floating-rate loans have risks, and their prices can fall. They are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, they are considered to have a greater chance of default and can be illiquid. Having said that, the “senior-secured” status of the loans means that loan lenders are generally paid before any unsecured debt holders in the

Floating-rate loans tend to perform well when interest rates rise, protecting investors who rely on bonds for income.

event of a liquidation of the company’s assets due to bankruptcy. The fund is not a money market fund and does not seek to maintain a stable net asset value. Its share price fluctuates with market conditions, and it may lose value during periods of declining interest rates.

The portfolio team that manages Putnam Floating Rate Income Fund analyzes these risks as part of its disciplined investment process. The team has developed expertise as Putnam has been investing in floating-rate bank loans since 1997.

Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Bank loans: A market
of growing importance

Bank loans may be a less familiar asset class to many investors, but over the past 10 years, the market has grown to be a significant component of the fixed-income credit markets. By the year 2000, the size of the floating-rate loan market exceeded that of corporate high-yield bonds, and issuance of floating-rate loans continues to grow rapidly.

The market’s expansion is an advantage for investors because it helps to make the loans easier to trade, reducing their liquidity risk. While there is no formal clearinghouse for bank loans, like a stock exchange, third-party services provide pricing information to facilitate trading. Growth also means a greater number and variety of companies get financing through bank loans, increasing the diversification opportunities for funds that invest in bank loans.

Putnam Floating Rate Income Fund seeks high current income, with preservation of capital as a secondary goal, by investing mainly in below-investment-grade U.S. corporate debt securities that have floating rates of interest. The fund may be appropriate for investors seeking high income who are willing to assume the risks of investing in below-investment-grade debt.

Highlights

• For the six months ended August 31, 2006, Putnam Floating Rate Income Fund’s class A shares had a total return of 2.31% without sales charges.

• The fund’s primary benchmark, the S&P/LSTA Leveraged Loan Index, returned 2.79% .

• The average return for the fund’s Lipper category, Loan Participation Funds, was 2.57% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 8/31/06

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

Life of fund (inception: 8/4/04)	4.24%	2.56%	9.01%	5.38%

1 year	4.78	1.34	4.78	1.34

6 months	—	—	2.31	-1.06

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 3.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A 1% short-term trading fee may apply.

Report from the fund managers

The period in review

The total return performance (yield plus price appreciation) for investments in the floating-rate bank-loan market continued to be relatively strong during the first half of your fund’s 2007 fiscal year, which ended August 31, 2006. However, the fund’s focus on higher-quality investments detracted from its performance because lower-quality securities had stronger returns during the period. This explains why the fund’s results at net asset value (NAV, or without sales charges) slightly lagged results for its benchmark index and the average for its Lipper peer group. The fund invests primarily in senior-secured floating-rate bank-debt securities whose interest payments are based on the London Inter-Bank Offered Rate, or LIBOR, a short-term international benchmark for loan interest rates.

Market overview

The favorable market environment for floating-rate bank loans that prevailed during the semiannual period was characterized by expectations for — and implementation of — consecutive increases in short-term interest rates. These continued until the Fed opted to pause in its tightening policy in August. Following the Fed’s lead, LIBOR continued to increase throughout most of the period, boosting the yields of the floating-rate bank loans in the fund’s portfolio.

The period from April through June was marked by extraordinarily high new-issue supply in the bank-loan marketplace, creating a period of technical imbalance during which supply outstripped demand. This resulted in disproportionate weakness in the part of the market where the fund maintained an overweight concentration. In general, new bank-loan securities were being issued with higher yields than those available from existing securities, causing the prices of the lower-yielding securities to adjust downward. Selling pressure was most pronounced at the upper end of the credit spectrum for bank-loan securities (e.g., Ba-rated securities), as investors trimmed their portfolios to make way for the new securities that were coming to market. The fund maintained an overweight position in Ba-rated securities, contributing to its underperformance of its benchmark index and its Lipper peer group.

The supply-demand environment stabilized during the summer months, as new issuance abated and resurgent demand absorbed the new supply. By far the largest source of demand for bank loans continued to come from collateralized loan obligations, or CLOs. CLOs are institutionally oriented, highly leveraged, closed-end partnerships that purchase bank loans for long-term investment.

Strategy overview

In managing the portfolio, we emphasize broad diversification and investments in the higher-quality tiers of the bank-loan market. However, shareholders should note that most of the companies that issue senior-secured loans have below-investment-grade credit ratings from Moody’s and Standard & Poor’s. During the semian-nual period, we maintained an overweight position in securities rated Ba and held very few securities with ratings at the lowest end of the below-investment-grade credit spectrum (Caa-rated and below).

To help mitigate risk, our approach to portfolio construction seeks to maintain a diversified structure such that, in most market environments, no single issuer will represent more than 1% of total assets. We also seek to orient the portfolio so that its overall credit quality is higher than that of the benchmark index. We analyze each company that

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 8/31/06.

Bonds

S&P/LSTA Leveraged Loan Index (LLI) (U.S. leveraged loans)	2.79%

Lehman US High Yield Loan Index (U.S. syndicated term loans)	2.99%

Lehman Aggregate Bond Index (broad bond market)	1.82%

Lehman Municipal Bond Index (tax-exempt bonds)	2.02%

Equities

S&P 500 Index (broad stock market)	2.79%

Russell 1000 Index (large-company stocks)	2.35%

MSCI EAFE Index (international stocks)	7.94%

we invest in, ensuring that we fully understand its credit quality and potential price volatility. In this way, we seek to generate strong returns with relatively low credit risk.

The fund’s assets continued to increase throughout the period, and given the ample supply of new issues, we were able to consistently find appropriate opportunities while keeping our focus on building a relatively high-quality, diversified portfolio. The number of loans increased from 240 at the beginning of the semiannual fiscal period to 273 at its close.

Your fund’s holdings

In order to construct a diverse, high-quality portfolio, we focused on securities we believed to have positive credit fundamentals, adequate liquidity, and reasonable downside protection. At the same time, we considered the risk that the loans we purchased for the fund might be prepaid prior to their maturity. Shareholders should understand how this type of risk has the potential to affect the fund’s returns. Companies issuing bank loans can choose to refi-nance the debt at any time. Investors in loans — including your fund — may purchase the loans when they are selling at prices above par, or face value. Such purchases can leave the investor with the potential of principal loss when the issuer repays the loan at par.

At the sector level, the fund benefited from our decision to underweight

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

several underperforming industry groups, most notably the automotive segment of the transportation sector. For the year-to-date period through August, the “Big Three” domestic automakers continued to experience substantial sales declines, which, in turn, negatively affected automotive suppliers. In our opinion, the restructuring initiatives these companies have put into place are headed in the right direction. However, any sustainable recovery for the domestic automobile industry will depend on automakers’ ability to maintain long-term sales growth.

The fund’s underweight exposure to real estate generally, and homebuilding in particular, also contributed to performance, as this formerly red-hot industry appears to be entering the initial phase of a cyclical downturn. A slow but steady rise in mortgage rates has forced many prospective new home-buyers to the sidelines. In addition, the cancellation rate of preexisting contracts has also escalated in recent months, as the pace of new-home construction continued to slow.

Performance was also boosted by an overweight position in financial services, as compared to the index. Investments in this sector offered attractive yields and contributed to relative price stability for the fund.

The fund’s underweight exposure to cable TV companies detracted modestly from performance because many of the securities in this sector

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 8/31/06. The fund’s holdings will change over time.

Holding (percent of fund's net assets)	Industry

Cablevision Systems Corp. (1.0%)	Cable television

Countrywide Financial Corp. (0.8%)	Financial

Capital Automotive (0.7%)	Financial

Crown Castle Operating Co. (0.7%)	Communications services

Fidelity National Information Solutions, Inc. (0.7%)	Financial

General Growth Properties, Inc. (0.7%)	Financial

Reynolds American, Inc. (0.7%)	Tobacco

Community Health Systems, Inc. (0.7%)	Health care

Universal Compression, Inc. (0.6%)	Energy

Time Warner Telecom, Inc. (0.6%)	Communications services

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performed quite well over the period. Despite increased competition from nontraditional pay-TV providers, such as telephone companies, cable TV operators continue to attract new subscribers with bundled TV, Internet, and digital telephone packages. Against a backdrop of increasing economic uncertainty, cable TV companies are notable for their capacity to generate substantial amounts of cash on a consistent basis.

Finally, the fund’s overweight position in the gaming and leisure industry hampered performance somewhat as rising operating costs have reduced investor enthusiasm for the group as a whole.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

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The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

In light of the continuing strong demand for floating-rate bank-loan securities, yield spreads —or the premium that investors receive over LIBOR — have narrowed to historically tight levels. Given that there are many new participants in the bank-loan marketplace, we expect demand to remain strong for the foreseeable future. We believe the positive business fundamentals exhibited by issuers of senior-secured bank loans should continue to create opportunities for shareholders to reap the benefits of the additional yield these investments provide. At the same time, as a consequence of robust demand, we’ve observed a degree of loosening in overall market discipline. New issues are coming to market at extremely tight yield spreads with profiles that favor the issuer more than the investor. While value can still be found, we believe that prudent risk management suggests we maintain our strategy of avoiding the lowest-quality segments of the market. Although our emphasis on higher-quality securities resulted in modest underperformance in the midst of a strong market environment, we believe that over the longer term, a higher average credit quality offers the potential to boost fund performance in a down market.

We anticipate that another heavy round of new issues will come to market over the balance of 2006. Depending on the volume of issuance, the supply-demand condition of the market may once again weaken temporarily, which could provide the fund with attractive buying opportunities. Because the fund’s assets continued to increase during the semiannual period, we expect to be able to position the portfolio for such a scenario by maintaining a sufficient cash position to take advantage of opportunities that could become available. In any event, our primary focus continues to be the construction of a well-diversified portfolio with a particular focus on higher-quality investments.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Putnam Floating Rate Income Fund is not a money market fund and does not seek to maintain a stable net asset value. Accordingly, the shares of the fund will fluctuate with market conditions. Although floating rate instruments may reduce risk related to changes in interest rates, they do not eliminate it. In addition, the fund is subject to other significant risks associated with below investment-grade securities, such as the risk of default in payment on the instruments.

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Your fund’s performance

This section shows your fund’s performance for periods ended August 31, 2006, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 8/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	9.01%	5.38%	7.68%	5.69%	7.26%	7.26%	8.66%	6.56%	8.47%	9.20%
Annual average	4.24	2.56	3.63	2.70	3.43	3.43	4.08	3.11	4.00	4.33

1 year	4.78	1.34	4.23	1.24	4.12	3.12	4.72	2.65	4.50	4.99

6 months	2.31	-1.06	2.01	-0.97	1.94	0.94	2.22	0.25	2.20	2.44

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.25% and 2.00%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year, declining to 1% in the fourth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

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Comparative index returns

For periods ended 8/31/06

	S&P/LSTA Leveraged	Lehman U.S. High	Lipper Loan Participation
	Loan Index	Yield Loan Index†	Funds category average‡

Life of fund	11.70%*	—	9.94%
Annual average	5.45*	—	4.68

1 year	5.89	—	5.02

6 months	2.79	2.99%	2.57

Index and Lipper results should be compared to fund performance at net asset value.

* These returns are from 7/31/04 to 8/31/06 because only data from the month-end closest to the fund's inception date (8/4/04) is available.

† Inception of the index is 1/1/06. It was added as a secondary benchmark during the reporting period.

‡ Over the 6-month, 1-year, and life-of-fund periods ended 8/31/06, there were 51, 44, and 32 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 8/31/06

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.288326		$0.258253	$0.250756	$0.280767		$0.275722	$0.300805

Capital gains	—		—	—	—		—	—

Total	$0.288326		$0.258253	$0.250756	$0.280767		$0.275722	$0.300805

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

2/28/06	$10.01	$10.35	$10.01	$10.01	$10.01	$10.21	$10.01	$10.01

8/31/06	9.95	10.28	9.95	9.95	9.95	10.15	9.95	9.95

Current yield
(end of period)

Current
dividend rate[1]	6.00%	5.81%	5.41%	5.26%	5.85%	5.74%	5.75%	6.24%

Current 30-day
SEC yield[2]	6.62	6.40	6.01	5.85	6.47	6.34	6.36	6.87

* Dividend sources are estimated and may vary based on final tax calculations after the fund's fiscal year-end.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines

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Fund performance for most recent calendar quarter

Total return for periods ended 9/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	9.59%	5.95%	8.09%	6.11%	7.66%	7.66%	9.22%	7.12%	8.93%	9.80%
Annual average	4.34	2.72	3.67	2.79	3.48	3.48	4.18	3.24	4.05	4.43

1 year	5.07	1.60	4.29	1.31	4.29	3.29	4.90	2.82	4.66	5.29

6 months	2.28	-1.06	1.89	-1.09	1.79	0.80	2.21	0.22	2.08	2.40

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Floating Rate Income Fund from March 1, 2006, to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.35	$ 8.40	$ 9.16	$ 6.12	$ 6.63	$ 4.08

Ending value (after expenses)	$1,023.10	$1,020.10	$1,019.40	$1,022.20	$1,022.00	$1,024.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2006, use the calculation method below. To find the value of your investment on March 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 03/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.35	$ 8.39	$ 9.15	$ 6.11	$ 6.61	$ 4.08

Ending value (after expenses)	$1,019.91	$1,016.89	$1,016.13	$1,019.16	$1,018.65	$1,021.17

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.05%	1.65%	1.80%	1.20%	1.30%	0.80%

Average annualized expense
ratio for Lipper peer group*	1.16%	1.76%	1.91%	1.31%	1.41%	0.91%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 6/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

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Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005

Putnam Floating Rate Income Fund	60%	51%*

Lipper Loan Participation Funds
category average	55%	59%

* For the period of August 4, 2004, through February 28, 2005.

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on February 28. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 8/31/06.

18

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income High-Yield Team. Paul Scanlon is the Portfolio Leader, and Joseph Towell is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income High-Yield Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2006, and August 31, 2005.

Trustee and Putnam employee fund ownership

As of August 31, 2006, all of the 11 Trustees then on the Board of Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$6,739,000	$ 93,000,000

Putnam employees	$2,743,000	$413,000,000

19

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $850,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Group Chief Investment Officer of the fund’s broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader
and Portfolio Member

Paul Scanlon is also a Portfolio Leader of Putnam High Yield Advantage Fund, Putnam High Yield Trust, and Putnam Managed High Yield Trust. He is a Portfolio Member of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Paul Scanlon and Joseph Towell may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended August 31, 2006, Portfolio Member Neal Reiner left your fund’s management team.

20

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2006, and August 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	2005							•

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006							•

Chief Financial Officer	2005						•

Steven Krichmar	2006						•

Chief of Operations	2005							•

Francis McNamara, III	2006							•

General Counsel	2005							•

Jeffrey Peters	N/A

Head of International Business	N/A

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	2005						•

N/A indicates the individual became a member of Putnam’s Executive Board after the reporting date.

21

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.25% maximum sales charge for class A shares and 2.00% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 3% maximum during the first year to 1% during the fourth year. After the fourth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

22

Comparative indexes

Lehman US High Yield Loan Index is an unmanaged index that provides broad and comprehensive total return metrics of the universe of U.S. dollar-denominated syndicated term loans.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged index of U.S. leveraged loans.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

23

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

24

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 1st percentile in management fees and in the 25th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

25

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period.

26

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the 50th percentile of its Lipper Inc. peer group (Lipper Loan Participation Funds) for the one-year period ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds). (Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-year period ended March 31, 2006, there were 39 funds in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Loan Participation Funds category for the one-year and life-of-fund periods ended September 30, 2006, were 52% and 64%, respectively. Over the one-year and life-of-fund periods ended September 30, 2006, the fund ranked 23 out of 44 and 21 out of 32 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

27

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

28

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

29

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

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The fund’s portfolio 8/31/06 (Unaudited)

SENIOR LOANS (88.1%)* (c)

	Principal amount	Value

Advertising and Marketing Services (0.7%)
Adams Outdoor Advertising, LP bank term loan FRN
7.274s, 2012	$2,558,390	$2,560,790
DoubleClick, Inc. bank term loan FRN 9.472s, 2012	1,134,418	1,148,598
		3,709,388

Automotive (4.0%)
Affinia Group, Inc. bank term loan FRN Ser. B, 8 1/2s, 2011	434,606	435,829
ArvinMeritor, Inc. bank term loan FRN 7 1/4s, 2012	3,200,000	3,198,000
BHM Technologies, LLC bank term loan FRN 8.486s, 2013	1,500,000	1,477,500
Dana Corp. bank term loan FRN 7.45s, 2008	2,750,000	2,750,688
Hertz Corp. bank term loan FRN 5.324s, 2012	371,092	373,279
Hertz Corp. bank term loan FRN Ser. B, 7.685s, 2012	2,955,771	2,973,189
Lear Corp. bank term loan FRN 7.97s, 2013	3,150,000	3,112,594
Tenneco Automotive, Inc. bank term loan FRN Ser. B,
7.4s, 2012	872,143	876,068
Tenneco Automotive, Inc. bank term loan FRN Ser. B1,
7.402s, 2012	383,117	384,841
TRW Automotive, Inc. bank term loan FRN Ser. B2,
6.813s, 2010	322,380	321,977
TRW Automotive, Inc. bank term loan FRN Ser. E, 6 3/4s, 2010	1,977,443	1,972,500
Visteon Corp. bank term loan FRN Ser. B, 8.61s, 2007	2,050,000	2,043,850
		19,920,315

Basic Materials (7.4%)
Basell NV bank term loan FRN Ser. B2, 7.727s,
2013 (Netherlands)	541,667	547,760
Basell NV bank term loan FRN Ser. B4, 7.727s,
2013 (Netherlands)	108,333	109,552
Basell NV bank term loan FRN Ser. C2, 8.227s,
2013 (Netherlands)	541,667	547,760
Basell NV bank term loan FRN Ser. C4, 8.227s,
2013 (Netherlands)	108,333	109,552
Bluegrass Container Co., LLC bank term loan FRN
Ser. B, 7.65s, 2013	731,212	736,011
Bluegrass Container Co., LLC bank term loan FRN
Ser. DD, 7.58s, 2013	218,788	220,224
Celanese Corp. bank term loan FRN Ser. B, 7.499s, 2011	2,365,139	2,371,544
Cognis Holding GMBH & Co. bank term loan FRN Ser. C,
8.67s, 2013 (Germany)	1,000,000	1,005,341
Covalence Specialty Materials bank term loan FRN
8 5/8s, 2013	1,000,000	1,007,917

31

SENIOR LOANS (88.1%)* (c) continued

	Principal amount	Value

Basic Materials continued
Covalence Specialty Materials bank term loan FRN
7.438s, 2013	$1,214,286	$1,211,250
Georgia-Pacific Corp. bank term loan FRN Ser. B, 7.24s, 2013	1,492,500	1,493,743
Georgia-Pacific Corp. bank term loan FRN Ser. C, 8.191s, 2014	1,500,000	1,512,375
Graphic Packaging Corp. bank term loan FRN Ser. C,
7.922s, 2010	1,662,090	1,675,742
Huntsman International, LLC bank term loan FRN
Ser. B, 7.076s, 2012	2,094,453	2,087,581
Ineos Holdings, Ltd. bank term loan FRN Ser. B2,
7.339s, 2014 (United Kingdom)	1,150,000	1,158,625
Ineos Holdings, Ltd. bank term loan FRN Ser. C2,
7.839s, 2015 (United Kingdom)	1,150,000	1,158,625
Innophos, Inc. bank term loan FRN 7.703s, 2010	1,785,060	1,789,522
ISP Chemco, Inc. bank term loan FRN Ser. B, 7.239s, 2013	2,294,250	2,291,775
John Maneely Co. bank term loan FRN 8.511s, 2013	866,716	872,494
Lucite International bank term loan FRN Ser. B,
8.16s, 2013 (United Kingdom)	1,332,824	1,339,489
Lucite International bank term loan FRN Ser. DD,
6.856s, 2013 (United Kingdom) (U)	467,176	469,511
Nalco Co. bank term loan FRN Ser. B, 7.216s, 2010	2,325,378	2,324,320
NewPage Corp. bank term loan FRN 8.499s, 2011	1,939,661	1,946,935
Novelis, Inc. bank term loan FRN 7.718s, 2012	708,896	710,442
Novelis, Inc. bank term loan FRN Ser. B, 7.718s, 2012	1,231,240	1,233,925
PQ Corp. bank term loan FRN Ser. B, 7 1/2s, 2012	2,176,231	2,178,951
Rockwood Specialties Group, Inc. bank term loan FRN
Ser. E, 7.485s, 2012	2,469,950	2,480,447
Smurfit-Stone Container Corp. bank term loan FRN
5.234s, 2010	95,621	96,072
Smurfit-Stone Container Corp. bank term loan FRN
Ser. B, 7.552s, 2011	594,466	597,270
Smurfit-Stone Container Corp. bank term loan FRN
Ser. C, 7.561s, 2011	278,099	279,411
Smurfit-Stone Container Corp. bank term loan FRN
Ser. C1, 7.688s, 2011	347,034	348,671
St. Mary’s Cement Corp. bank term loan FRN 7.499s, 2009	981,134	981,134
		36,893,971

Beverage (0.4%)
Constellation Brands, Inc. bank term loan FRN
Ser. B, 6.821s, 2013	1,726,781	1,731,098

32

SENIOR LOANS (88.1%)* (c) continued

	Principal amount	Value

Broadcasting (3.0%)
Cumulus Media, Inc. bank term loan FRN 7.453s, 2013	$3,200,000	$3,207,501
Emmis Communications Corp. bank term loan FRN
Ser. B, 7.081s, 2010	1,144,486	1,144,844
Gray Television, Inc. bank term loan FRN Ser. B,
7.01s, 2012	544,756	544,075
Gray Television, Inc. bank term loan FRN Ser. B,
7s, 2013	2,442,123	2,439,071
Paxson Communications Corp. bank term loan FRN
Ser. B, 8.757s, 2012	2,500,000	2,531,250
Spanish Broadcasting Systems, Inc. bank term loan
FRN 7 1/4s, 2012	2,425,337	2,422,305
Young Broadcasting, Inc. bank term loan FRN Ser. B,
7.999s, 2012	2,827,101	2,810,317
		15,099,363

Building Materials (1.1%)
Atrium Companies, Inc. bank term loan FRN 7 3/4s, 2012 (U)	140,054	135,152
Atrium Companies, Inc. bank term loan FRN Ser. B,
8.219s, 2012	1,140,009	1,100,109
Custom Building Products bank term loan FRN Ser. B,
7.749s, 2011	801,642	803,646
Goodman Global Holdings, Inc. bank term loan FRN
Ser. C, 7 1/4s, 2011	884,643	880,497
NCI Building Systems, Inc. bank term loan FRN
Ser. B, 6.71s, 2010	496,481	495,860
Nortek Holdings, Inc. bank term loan FRN Ser. B, 7.4s, 2011	2,313,379	2,301,812
		5,717,076

Cable Television (3.4%)
Atlantic Broadband Financial bank term loan FRN
Ser. B, 7.99s, 2011	800,000	806,000
Cablevision Systems Corp. bank term loan FRN Ser. B,
7.131s, 2013	4,991,250	4,961,974
Cebridge Connections, Inc. bank term loan FRN
Ser. B, 7.739s, 2013	2,800,000	2,778,499
Charter Communications bank term loan FRN
8 1/8s, 2013	3,049,443	3,056,008
Insight Midwest, LP/Insight Capital, Inc. bank term
loan FRN 7.438s, 2009	1,471,653	1,478,092
Mediacom Communications Corp. bank term loan FRN
Ser. C, 7.222s, 2015	2,433,718	2,421,550
Mediacom Communications Corp. bank term loan FRN
Ser. DD, 7.38s, 2015	900,000	894,750
Olympus Cable Holdings, LLC bank term loan FRN
Ser. B, 10 1/4s, 2010	750,000	724,219
		17,121,092

33

SENIOR LOANS (88.1%)* (c) continued

	Principal amount	Value

Capital Goods (7.2%)
AGCO Corp. bank term loan FRN 7.249s, 2008	$1,761,175	$1,761,175
Aleris International, Inc. bank term loan FRN
Ser. B, 7.981s, 2013	1,500,000	1,504,688
Allied Waste Industries, Inc. bank term loan FRN
5.334s, 2012	961,630	959,126
Allied Waste Industries, Inc. bank term loan FRN
7.226s, 2012	2,505,371	2,498,586
Amsted Industries, Inc. bank term loan FRN 7.459s, 2013	2,235,635	2,230,046
BE Aerospace, Inc. bank term loan FRN Ser. B,
7.231s, 2012	1,300,000	1,302,167
Berry Plastics Corp. bank term loan FRN Ser. B,
7.15s, 2011	1,061,327	1,060,000
Communications & Power Industries bank term loan FRN
7.594s, 2010	1,111,145	1,113,228
Enersys Capital, Inc. bank term loan FRN Ser. B,
7.39s, 2011	1,231,156	1,234,234
Flowserve Corp. bank term loan FRN 7.228s, 2012	2,106,619	2,106,619
Graham Packaging Corp. bank term loan FRN Ser. B,
7.747s, 2011	2,651,966	2,656,938
Hexcel Corp. bank term loan FRN Ser. B, 7.213s, 2012	2,110,213	2,110,213
K&F Industries bank term loan FRN Ser. C,
7.377s, 2012	971,853	972,765
Mueller Group, Inc. bank term loan FRN
7.646s, 2012	1,240,847	1,247,716
Polypore, Inc. bank term loan FRN 8.4s, 2011	1,154,857	1,161,593
Rexnord Corp. bank term loan FRN Ser. B, 8.061s, 2013	2,350,000	2,360,281
Roper Industries, Inc. bank term loan FRN Ser. A,
6.06s, 2009	1,365,598	1,362,184
Solo Cup Co. bank term loan FRN 9.66s, 2012	1,000,000	1,005,000
Solo Cup Co. bank term loan FRN 7.823s, 2011	1,014,668	1,014,668
Terex Corp. bank term loan FRN Ser. D, 7.12s, 2013	3,100,000	3,103,875
Transdigm, Inc. bank term loan FRN 7.449s, 2013	3,050,000	3,060,486
		35,825,588

Commercial and Consumer Services (2.8%)
Alliance Laundry Systems Corp. bank term loan FRN
Ser. B, 7.62s, 2012	875,000	878,281
Buhrmann USA, Inc. bank term loan FRN Ser. D-1,
7.182s, 2010	980,000	989,800
Coinmach Service Corp. bank term loan FRN Ser. B-1,
7.906s, 2012	2,794,351	2,810,069
IESI Corp. bank term loan FRN Ser. B, 7.229s, 2011	1,000,000	999,375
iPayment, Inc. bank term loan FRN 7.717s, 2013	1,596,000	1,594,005

34

SENIOR LOANS (88.1%)* (c) continued

	Principal amount	Value

Commercial and Consumer Services continued
Laidlaw International, Inc. bank term loan FRN
Ser. B, 9s, 2013	$662,500	$666,364
Laidlaw International, Inc. bank term loan FRN
Ser. B, 9s, 2013	1,987,500	1,999,093
Travelport bank term loan FRN 8.481s, 2013	167,200	167,723
Travelport bank term loan FRN Ser. B, 8.481s, 2013	1,732,800	1,738,215
Veterinary Centers of America, Inc. bank term loan
FRN Ser. B, 6.938s, 2011	2,159,566	2,159,566
		14,002,491

Communication Services (7.1%)
Alaska Communications Systems Group, Inc. bank term
loan FRN 7.249s, 2012	200,000	199,350
Alaska Communications Systems Group, Inc. bank term
loan FRN Ser. B, 7.249s, 2012	2,200,000	2,192,850
American Cellular Corp. bank term loan FRN 7.66s, 2013	675,000	677,109
American Cellular Corp. bank term loan FRN Ser. DD,
6.231s, 2007	675,000	675,422
Centennial Cellular Operating Co., LLC bank term
loan FRN Ser. B, 7.68s, 2011	2,036,621	2,048,259
Consolidated Communications Holdings, Inc. bank term
loan FRN Ser. D, 7.441s, 2011	2,441,743	2,438,691
Crown Castle Operating Co. bank term loan FRN
Ser. B, 7.65s, 2014	3,550,000	3,568,488
Fairpoint Communications, Inc. bank term loan FRN
Ser. B, 7 1/4s, 2012	1,750,000	1,736,875
Hawaiian Telecom Communications bank term loan FRN
Ser. B, 7 3/4s, 2012	847,778	848,686
Intelsat, Ltd. bank term loan FRN Ser. B, 7.758s,
2013 (Bermuda)	1,649,638	1,656,512
Iowa Telecommunications Services, Inc. bank term
loan FRN Ser. B, 7.238s, 2011	2,250,000	2,250,468
Leap Wireless International, Inc. bank term loan FRN
Ser. B, 8.249s, 2013	2,900,000	2,920,300
Level 3 Communications, Inc. bank term loan FRN
8.413s, 2011	2,100,000	2,111,376
Madison River Capital, LLC bank term loan FRN
Ser. B, 7.73s, 2012	2,500,000	2,507,813
PanAmSat Corp. bank term loan FRN Ser. B, 7.981s, 2013	1,632,386	1,642,333
Syniverse Holdings, Inc. bank term loan FRN Ser. B,
7 1/4s, 2012	1,793,976	1,791,733
Time Warner Telecom, Inc. bank term loan FRN Ser. B,
7.824s, 2010	3,190,000	3,215,255
Windstream Corp. bank term loan FRN Ser. B, 7.26s, 2013	3,100,000	3,114,945
		35,596,465

35

SENIOR LOANS (88.1%)* (c) continued

	Principal amount	Value

Consumer (0.6%)
Visant Holding Corp. bank term loan FRN Ser. C,
7.068s, 2010	$2,837,196	$2,847,126

Consumer Cyclicals (0.2%)
PRIMEDIA, Inc. bank term loan FRN Ser. B, 7.65s, 2013	742,500	731,548

Consumer Goods (1.4%)
Culligan Finance Corp. BV bank term loan FRN Ser. B,
7.33s, 2011 (Netherlands)	200,988	200,863
Easton Bell Sports, Inc. bank term loan FRN Ser. B,
6.817s, 2012	2,743,125	2,741,981
Prestige Brands, Inc. bank term loan FRN Ser. B,
7.719s, 2011	2,227,175	2,232,743
Prestige Brands, Inc. bank term loan FRN Ser. B-1,
7.664s, 2011	229,837	230,412
Spectrum Brands, Inc. bank term loan FRN Ser. B,
8.403s, 2013	1,662,351	1,662,351
		7,068,350

Consumer Services (2.0%)
Affiliated Computer Services, Inc. bank term loan
FRN Ser. B, 7.4s, 2013	2,189,000	2,193,102
Affiliated Computer Services, Inc. bank term loan
FRN Ser. B2, 7.406s, 2013	400,000	400,600
Ashtead Group PLC bank term loan FRN 7 1/8s,
2009 (United Kingdom)	2,277,000	2,274,154
Brand Services, Inc. bank term loan FRN 7 5/8s, 2009	3,025,121	3,025,121
United Rentals, Inc. bank term loan FRN 7.33s, 2011	1,890,694	1,892,383
United Rentals, Inc. bank term loan FRN Ser. B,
5.334s, 2011	386,843	387,188
		10,172,548

Consumer Staples (1.0%)
AMC Entertainment, Inc. bank term loan FRN Ser. B,
7.525s, 2013	2,487,500	2,499,938
Nutro Products, Inc. bank term loan FRN Ser. B,
7.265s, 2013	2,447,625	2,447,625
		4,947,563

Energy (5.3%)
Complete Production Services, Inc. bank term loan
FRN Ser. B, 7.66s, 2012	1,985,000	1,989,963
CR Gas Storage bank term loan FRN 7.033s, 2013	393,939	392,708
CR Gas Storage bank term loan FRN 7.033s, 2013	412,602	411,571

36

SENIOR LOANS (88.1%)* (c) continued

	Principal amount	Value

Energy continued
CR Gas Storage bank term loan FRN Ser. B, 7.033s, 2013	$2,161,496	$2,156,092
CR Gas Storage bank term loan FRN Ser. DD, 6 3/4s,
2013 (U)	275,758	274,896
Dresser, Inc. bank term loan FRN 8.94s, 2010	500,000	507,500
Dresser-Rand Group, Inc. bank term loan FRN Ser. B,
7.271s, 2011	725,223	727,943
EPCO Holding, Inc. bank term loan FRN Ser. C, 7.4s,
2010	2,777,000	2,790,019
Helix Energy Solutions Group, Inc. bank term loan
FRN Ser. B, 7.512s, 2013	2,750,000	2,748,771
Key Energy Services, Inc. bank term loan FRN Ser. B,
9.107s, 2012	1,990,000	1,998,706
Meg Energy Corp. bank term loan FRN 7 1/2s, 2013
(Canada)	1,845,375	1,845,705
Meg Energy Corp. bank term loan FRN Ser. DD, 6s,
2013 (Canada) (U)	1,350,000	1,342,526
Petroleum Geo-Services ASA bank term loan FRN
Ser. B, 8s, 2012 (Norway)	1,277,250	1,285,871
Targa Resources, Inc. bank term loan FRN 7.39s, 2012	2,402,827	2,410,105
Targa Resources, Inc. bank term loan FRN 5.374s, 2012	581,036	582,796
Universal Compression, Inc. bank term loan FRN
Ser. B, 7s, 2012	3,224,618	3,221,932
Vulcan Energy Corp. bank term loan FRN Ser. B,
6.899s, 2011	1,961,487	1,959,035
		26,646,139

Entertainment (2.4%)
Century Theaters bank term loan FRN Ser. B, 7.106s, 2013	1,933,333	1,933,333
Cinemark, Inc. bank term loan FRN Ser. C, 7.26s, 2011	1,478,826	1,480,675
MGM Studios, Inc. bank term loan FRN Ser. B, 7.749s, 2011	2,294,250	2,283,882
Regal Cinemas, Inc. bank term loan FRN Ser. B,
7.488s, 2010	2,425,578	2,415,725
Six Flags, Inc. bank term loan FRN Ser. B, 8.48s, 2009	2,618,617	2,654,623
Universal City Development bank term loan FRN
Ser. B, 7.462s, 2011	1,076,397	1,076,397
		11,844,635

Financial (3.6%)
Ameritrade Holding Corp. bank term loan FRN Ser. B,
6.9s, 2013	391,727	391,091
Capital Automotive bank term loan FRN 7.16s, 2010 (R)	3,723,430	3,727,567
Fidelity National Information Solutions, Inc. bank
term loan FRN Ser. B, 7.08s, 2013	3,495,843	3,503,296
General Growth Properties, Inc. bank term loan FRN
Ser. A, 6.58s, 2010 (R)	3,500,000	3,449,324

37

SENIOR LOANS (88.1%)* (c) continued

	Principal amount	Value

Financial continued
Hilb, Royal & Hobbs Co. bank term loan FRN Ser. B,
6.999s, 2013	$1,995,000	$1,992,506
LNR Property Corp. bank term loan FRN Ser. B,
8.22s, 2011	1,450,000	1,457,975
Nasdaq Stock Market, Inc. (The) bank term loan FRN
Ser. B, 6.972s, 2012	2,043,165	2,039,589
Nasdaq Stock Market, Inc. (The) bank term loan FRN
Ser. C, 7.068s, 2012	1,205,744	1,203,634
		17,764,982

Food (1.7%)
American Seafood Group, LLC bank term loan FRN
Ser. B, 7 1/4s, 2012	2,048,130	2,045,570
American Seafood Group, LLC bank term loan FRN
Ser. DD, 7 1/4s, 2012	421,415	420,888
Chiquita Brands International, Inc. bank term loan
FRN Ser. C, 5.62s, 2012	2,500,000	2,501,043
Del Monte Foods Co. bank term loan FRN Ser. B2,
7.036s, 2012	942,125	942,321
Pinnacle Foods Holding Corp. bank term loan FRN
8.661s, 2010	2,693,119	2,693,962
		8,603,784

Gaming & Lottery (2.9%)
Boyd Gaming Corp. bank term loan FRN Ser. B, 6.804s, 2010	1,573,939	1,571,972
CCM Merger, Inc. bank term loan FRN Ser. B, 7.453s, 2012	2,575,744	2,562,866
Penn National Gaming, Inc. bank term loan FRN
Ser. B, 7.196s, 2012	2,233,747	2,240,727
Pinnacle Entertainment, Inc. bank term loan FRN
Ser. B, 7.33s, 2011	2,000,000	2,002,500
Trump Hotel & Casino Resort, Inc. bank term loan FRN
Ser. B-1, 8.03s, 2012	1,878,491	1,888,471
Trump Hotel & Casino Resort, Inc. bank term loan FRN
5.62s, 2012 (U)	1,883,625	1,893,633
Venetian Casino Resort, LLC bank term loan FRN
Ser. B, 7 1/4s, 2011	1,741,026	1,736,945
Venetian Casino Resort, LLC bank term loan FRN
Ser. DD, 7 1/4s, 2011	358,974	358,133
		14,255,247

Health Care (9.1%)
AGA Medical Corp. bank term loan FRN Ser. B, 7.72s, 2013	2,294,250	2,294,250
Alderwoods Group, Inc. bank term loan FRN 7.325s, 2009	2,494,627	2,494,627
Ameripath, Inc. bank term loan FRN Ser. B, 7.39s, 2012	2,345,375	2,341,857
Angiotech Pharmaceuticals, Inc. bank term loan FRN
6.971s, 2013 (Canada)	463,125	455,889

38

SENIOR LOANS (88.1%)* (c) continued

	Principal amount	Value

Health Care continued
Community Health Systems, Inc. bank term loan FRN
Ser. B, 6.97s, 2011	$3,368,306	$3,365,150
Concentra Operating Corp. bank term loan FRN Ser. B,
7.62s, 2012	2,098,521	2,100,489
CRC Health Corp. bank term loan FRN 7.749s, 2013	1,296,750	1,295,129
DaVita, Inc. bank term loan FRN Ser. B, 7.472s, 2012	3,177,852	3,184,379
Extendicare Health Services bank term loan FRN
7.106s, 2010	1,189,606	1,188,119
Fresenius Medical Care AG & Co. KGAA bank term loan
FRN Ser. B, 6.85s, 2013 (Germany)	3,241,875	3,213,058
Hanger Orthopedic Group, Inc. bank term loan FRN
Ser. B, 8s, 2013	1,350,000	1,354,219
Healthsouth Corp. bank term loan FRN Ser. B,
8.52s, 2013	3,150,000	3,160,061
IASIS Healthcare Corp. bank term loan FRN Ser. B,
7.73s, 2011	2,270,485	2,279,946
LifePoint, Inc. bank term loan FRN Ser. B, 7 1/8s, 2012	2,893,060	2,876,587
Magellan Health Services, Inc. bank term loan FRN
5.286s, 2008	360,360	360,360
Magellan Health Services, Inc. bank term loan FRN
Ser. B, 7.409s, 2008	360,360	360,360
Psychiatric Solutions, Inc. bank term loan FRN
Ser. B, 7.23s, 2012	2,480,769	2,480,769
Quintiles Transnational Corp. bank term loan FRN
7 1/2s, 2013	1,496,250	1,493,913
Stewart Enterprises, Inc. bank term loan FRN Ser. B,
7.206s, 2011	1,889,555	1,889,555
United Surgical Partners International, Inc. bank
term loan FRN 7.23s, 2013	3,000,000	3,007,500
Vanguard Health Systems, Inc. bank term loan FRN
7.749s, 2011	2,232,539	2,232,539
VWR International, Inc. bank term loan FRN Ser. B,
7.77s, 2011	1,106,893	1,108,276
Warner Chilcott Corp. bank term loan FRN Ser. B,
7.93s, 2012	17,550	17,566
Warner Chilcott Corp. bank term loan FRN Ser. B,
7.795s, 2012	529,789	530,451
Warner Chilcott Corp. bank term loan FRN Ser. C,
7.61s, 2012	213,480	213,747
Warner Chilcott Corp. bank term loan FRN Ser. D,
7.61s, 2012	98,622	98,745
Warner Chilcott Corp. bank term loan FRN Ser. DD,
7.805s, 2012	93,228	93,314
		45,490,855

39

SENIOR LOANS (88.1%)* (c) continued

	Principal amount	Value

Homebuilding (0.4%)
Lion Gables Realty bank term loan FRN 7.12s, 2006	$197,339	$197,298
Maguire Properties, Inc. bank term loan FRN Ser. B,
7.08s, 2010 (R)	445,333	445,333
Standard-Pacific Corp. bank term loan FRN Ser. B,
6.926s, 2013	1,399,800	1,377,053
		2,019,684

Media (1.4%)
Affinion Group, Inc. bank term loan FRN Ser. B,
8.174s, 2013	2,504,983	2,517,508
Affinity Group Holdings bank term loan FRN Ser. B2,
7.9s, 2009	692,091	693,821
VNU NV bank term loan FRN Ser. B, 8.231s,
2013 (Netherlands)	2,750,000	2,737,540
Warner Music Group bank term loan FRN Ser. B,
7.351s, 2011	1,179,993	1,182,943
		7,131,812

Publishing (2.6%)
American Media Operations, Inc. bank term loan FRN
8.12s, 2013	2,400,000	2,411,400
Cenveo, Inc. bank term loan FRN Ser. B, 7.424s, 2013	2,800,000	2,800,000
Dex Media East, LLC bank term loan FRN Ser. B,
6.767s, 2009	1,235,398	1,230,422
Dex Media West, LLC bank term loan FRN Ser. B1,
6.927s, 2010	409,589	407,541
Quebecor, Inc. bank term loan FRN Ser. B, 7.507s,
2013 (Canada)	2,736,250	2,749,931
R.H. Donnelley Finance Corp. bank term loan FRN
Ser. A-3, 6.74s, 2009	307,015	303,670
R.H. Donnelley Finance Corp. bank term loan FRN
6.818s, 2011	726,670	721,334
R.H. Donnelley, Inc. bank term loan FRN Ser. D1,
6.922s, 2011	318,384	316,285
Raycom Media, Inc. bank term loan FRN Ser. B,
7s, 2013	1,492,212	1,482,885
Sun Media Corp. bank term loan FRN Ser. B, 7.235s,
2009 (Canada)	732,883	732,577
		13,156,045

Restaurants (0.8%)
CBRL Group, Inc. bank term loan FRN Ser. B, 6.959s, 2013	1,969,896	1,954,629
CBRL Group, Inc. bank term loan FRN Ser. DD, 5 3/4s,
2007 (U)	274,655	272,252
NPC International, Inc. bank term loan FRN Ser. B,
7.141s, 2013	1,191,667	1,184,219
QFH, LLC bank term loan FRN 7 3/4s, 2013	400,000	398,750
		3,809,850

40

SENIOR LOANS (88.1%)* (c) continued

	Principal amount	Value

Retail (2.9%)
Boise Cascade Corp. bank term loan FRN Ser. D,
7.199s, 2011	$3,154,729	$3,165,303
Burlington Coat Factory Warehouse Corp. bank term
loan FRN Ser. B, 7.53s, 2013	2,189,000	2,123,671
Couche-Tard US/Finance bank term loan FRN 7.188s, 2010	596,939	598,928
J Crew Operating Corp. bank term loan FRN Ser. B,
9 1/2s, 2013	350,877	350,585
Jean Coutu Group, Inc. bank term loan FRN Ser. B,
8s, 2011 (Canada)	543,320	544,055
National Bedding Co., LLC bank term loan FRN 7.408s, 2011	1,979,834	1,985,773
Neiman Marcus Group, Inc. bank term loan FRN Ser. B,
7.77s, 2013	3,136,076	3,158,552
Supervalu, Inc. bank term loan FRN Ser. B, 7.063s, 2012	2,344,125	2,340,023
		14,266,890

Technology (4.8%)
Activant Solutions Holdings, Inc. bank term loan FRN
Ser. B, 7 1/2s, 2013	1,296,750	1,277,299
AMI Semiconductor, Inc. bank term loan FRN 6.9s, 2012	2,087,461	2,088,332
Aspect Software, Inc. bank term loan FRN 8 1/2s, 2011	2,850,000	2,852,138
Audatex bank term loan FRN 7 3/4s, 2013	1,750,000	1,760,938
Iron Mountain, Inc. bank term loan FRN 7.099s, 2011	491,250	491,864
Iron Mountain, Inc. bank term loan FRN Ser. C, 7s, 2011	1,440,134	1,439,533
JDA Software Group, Inc. bank term loan FRN Ser. B,
7.804s, 2013	1,200,000	1,200,000
ON Semiconductor Corp. bank term loan FRN Ser. BH,
7 3/4s, 2011	656,257	656,462
Sedgwick CMS Holdings, Inc. bank term loan FRN
Ser. B, 7.498s, 2013	738,750	737,518
Sensata Technologies BV bank term loan FRN 7.239s,
2013 (Netherlands)	3,100,000	3,077,857
Serena Software, Inc. bank term loan FRN 7.41s, 2013	1,875,000	1,871,719
SS&C Technologies, Inc. bank term loan FRN Ser. B,
8s, 2012	2,109,217	2,117,126
SS&C Technologies, Inc. bank term loan FRN Ser. B,
8s, 2012	179,283	179,956
SunGard Data Systems, Inc. bank term loan FRN
Ser. B, 7.999s, 2013	2,278,867	2,293,721
UGS Corp. bank term loan FRN Ser. C, 7.482s, 2012	2,091,796	2,089,181
		24,133,644

Textiles (0.9%)
Hanesbrands, Inc. bank term loan FRN 9.231s, 2014	450,000	457,453
Hanesbrands, Inc. bank term loan FRN 7.731s, 2013	1,150,000	1,158,831
William Carter Holdings Co. (The) bank term loan FRN
Ser. B, 6.854s, 2012	2,968,593	2,961,171
		4,577,455

41

SENIOR LOANS (88.1%)* (c) continued

	Principal amount	Value

Tire & Rubber (0.7%)
Cooper Tire & Rubber Co. bank term loan FRN Ser. B, 8s, 2012	$646,750	$648,529
Cooper Tire & Rubber Co. bank term loan FRN Ser. B, 8s, 2012	377,583	378,291
Cooper Tire & Rubber Co. bank term loan FRN Ser. C, 8s, 2012	607,417	608,556
Goodyear Tire & Rubber Co. (The) bank term loan FRN
7.954s, 2010	1,900,000	1,912,893
		3,548,269

Tobacco (0.7%)
Reynolds American, Inc. bank term loan FRN Ser. B,
7.256s, 2012	3,400,000	3,412,220

Toys (0.5%)
Oriental Trading Co. bank term loan FRN 8.15s, 2013	2,450,000	2,450,000

Transportation (1.4%)
Mid Western Aircraft Systems Holdings, Inc. bank
term loan FRN Ser. B, 7.746s, 2012	1,732,500	1,739,430
Travelcenters of America, Inc. bank term loan FRN
Ser. B, 7.023s, 2011	1,741,250	1,739,073
United Airlines bank term loan FRN Ser. B, 9 1/4s, 2012	2,873,063	2,910,174
United Airlines bank term loan FRN Ser. DD, 9.188s, 2012	410,438	415,739
		6,804,416

Utilities & Power (3.7%)
Aquila, Inc. bank term loan FRN Ser. B, 11.08s, 2009	1,250,000	1,275,000
Calpine Corp. bank term loan FRN 9.499s, 2008	1,498,936	1,515,799
Calpine Corp. bank term loan FRN 7 3/4s, 2008	1,293,253	1,298,103
El Paso Corp. bank term loan FRN 7.481s, 2011	2,100,000	2,109,374
LSP Gen Finance Co., LLC bank term loan FRN Ser. B,
7.249s, 2013	1,727,273	1,720,795
LSP Gen Finance Co., LLC bank term loan FRN Ser. DD,
8 1/2s, 2013 (U)	72,727	72,455
Markwest Energy Partners, LP bank term loan FRN
7.656s, 2010	182,690	182,690
Midwest Generation, LLC bank term loan FRN 6.813s, 2011	1,709,237	1,709,237
Mirant North America, LLC bank term loan FRN Ser. B,
7.15s, 2013	2,587,000	2,579,146
NRG Energy, Inc. bank term loan FRN 7.499s, 2013	352,760	353,686
NRG Energy, Inc. bank term loan FRN Ser. B, 7.231s, 2013	2,790,247	2,799,840
Regency Gas Services, LLC bank term loan FRN 9s, 2010	1,241,875	1,252,224
Regency Gas Services, LLC bank term loan FRN 7.981s, 2013	1,658,125	1,671,942
		18,540,291

Total senior loans (cost $441,442,250)		$439,840,200

42

CORPORATE BONDS AND NOTES (5.9%)*

	Principal amount	Value

Communication Services (0.9%)
Airgate PCS, Inc. company guaranty FRN 9.257s, 2011	$750,000	$766,875
Centennial Communications Corp. sr. notes FRN
11.258s, 2013	750,000	774,375
Intelsat Subsidiary Holding Co., Ltd. company
guaranty FRN 10.484s, 2012 (Bermuda)	750,000	761,250
Level 3 Financing, Inc. 144A sr. notes FRN 11.805s, 2011	210,000	219,713
Qwest Corp. sr. notes FRN 8.64s, 2013	1,250,000	1,345,313
Rogers Wireless, Inc. sec. FRN 8.515s, 2010 (Canada)	500,000	513,125
		4,380,651

Consumer Cyclicals (1.2%)
Autonation, Inc. 144A company guaranty FRN 7.507s, 2013	1,000,000	1,005,000
FelCor Lodging, LP sr. notes FRN 9.57s, 2011	750,000	768,750
Ford Motor Credit Corp. 144A sr. unsec. FRN 10.64s, 2011	492,000	520,289
Goodman Global Holding Co., Inc. sr. notes FRN
Ser. B, 8.329s, 2012	1,288,000	1,288,000
Harry & David Holdings, Inc. company guaranty FRB
10.23s, 2012	500,000	476,250
Levi Strauss & Co. sr. unsub. FRN 10.258s, 2012	500,000	516,250
PRIMEDIA, Inc. sr. notes FRN 10.78s, 2010	1,250,000	1,287,500
		5,862,039

Consumer Staples (1.2%)
AMC Entertainment, Inc. company guaranty FRN
9.655s, 2010	800,000	824,000
CCO Holdings, LLC/CCO Holdings Capital Corp.
sr. notes FRN 9.515s, 2010	2,000,000	2,050,000
Echostar DBS Corp. sr. notes FRN 8.758s, 2008	1,250,000	1,265,625
Nutro Products, Inc. 144A sr. notes FRN 9.23s, 2013	1,000,000	1,030,000
Universal City Florida Holding Co. sr. notes FRN
10.239s, 2010	670,000	685,075
		5,854,700

Energy (0.1%)
Forest Oil Corp. sr. notes 8s, 2008	500,000	511,250

Financial (1.4%)
Countrywide Financial Corp. company guaranty FRN
5.351s, 2006	4,000,000	4,000,436
Merrill Lynch & Co., Inc. notes 7s, 2007	3,000,000	3,018,999
		7,019,435

Health Care (0.2%)
Service Corp. International notes 6 1/2s, 2008	1,000,000	1,000,000

43

CORPORATE BONDS AND NOTES (5.9%)* continued

	Principal amount	Value

Technology (0.5%)
Nortel Networks, Ltd. 144A company guaranty FRN
9.73s, 2011 (Canada)	$750,000	$757,500
SunGard Data Systems, Inc. company guaranty FRN
9.973s, 2013	1,750,000	1,828,750
		2,586,250

Utilities & Power (0.4%)
Teco Energy, Inc. sr. notes FRN 7.489s, 2010	1,000,000	1,025,000
Williams Cos., Inc. (The) 144A FRN 7.508s, 2010	1,000,000	1,010,000
		2,035,000

Total corporate bonds and notes (cost $29,008,475)		$29,249,325

COLLATERALIZED MORTGAGE OBLIGATIONS (0.3%)* (cost $1,500,000)

	Principal amount	Value

Bear Stearns Commercial Mortgage Securities, Inc.
144A FRB Ser. 05-LXR1, Class J, 6.98s, 2018	$1,500,000	$1,500,000

ASSET-BACKED SECURITIES (0.2%)* (cost $954,808)

	Principal amount	VALUE

Asset Backed Securities Corp. Home Equity Loan Trust
144A FRB Ser. 06-HE2, Class M11, 7.824s, 2036	$1,250,000	$1,012,010

SHORT-TERM INVESTMENTS (5.9%)*

	Principal amount/shares	Value

CIT Group, Inc. for an effective yield of 5.48%, due
December 4, 2006	$3,000,000	$2,957,857
Putnam Prime Money Market Fund (e)	26,678,230	26,678,230

Total short-term investments (cost $29,636,087)		$29,636,087

TOTAL INVESTMENTS

Total investments (cost $502,541,620)		$501,237,622

44

* Percentages indicated are based on net assets of $499,527,679.

(R) Real Estate Investment Trust.

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at August 31, 2006. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(U) A portion of the position represents unfunded loan commitments (Note 7).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at August 31, 2006.

The dates shown on debt obligations are the original maturity dates.

The accompanying notes are an integral part of these financial statements.

45

Statement of assets and liabilities 8/31/06 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $475,863,390)	$474,559,392
Affiliated issuers (identified cost $26,678,230) (Note 5)	26,678,230

Interest and other receivables	4,832,795

Receivable for shares of the fund sold	6,429,685

Receivable for securities sold	18,004,950

Receivable for sales of delayed delivery securities (Notes 1, 6 and 7)	152,586

Total assets	530,657,638

LIABILITIES

Payable to subcustodian (Note 2)	415,544

Distributions payable to shareholders	812,065

Payable for securities purchased	21,859,221

Payable for purchases of delayed delivery securities (Notes 1, 6 and 7)	4,547,150

Payable for shares of the fund repurchased	2,569,025

Payable for compensation of Manager (Notes 2 and 5)	532,949

Payable for investor servicing and custodian fees (Note 2)	35,700

Payable for Trustee compensation and expenses (Note 2)	15,926

Payable for administrative services (Note 2)	1,324

Payable for distribution fees (Note 2)	259,076

Other accrued expenses	81,979

Total liabilities	31,129,959

Net assets	$499,527,679

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$501,674,913

Undistributed net investment income (Note 1)	422,003

Accumulated net realized loss on investments (Note 1)	(1,265,239)

Net unrealized depreciation of investments	(1,303,998)

Total — Representing net assets applicable to capital shares outstanding	$499,527,679

(Continued on next page)

46

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($350,423,845 divided by 35,204,586 shares)	$9.95

Offering price per class A share
(100/96.75 of $9.95)*	$10.28

Net asset value and offering price per class B share
($31,207,815 divided by 3,136,397 shares)**	$9.95

Net asset value and offering price per class C share
($102,866,283 divided by 10,339,349 shares)**	$9.95

Net asset value and redemption price per class M share
($8,930,357 divided by 897,402 shares)	$9.95

Offering price per class M share
(100/98.00 of $9.95)*	$10.15

Net asset value, offering price and redemption price per class R share
($2,483,681 divided by 249,605 shares)	$9.95

Net asset value, offering price and redemption price per class Y share
($3,615,698 divided by 363,232 shares)	$9.95

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

47

Statement of operations Six months ended 8/31/06 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $733,827 from
investments in affiliated issuers) (Note 5)	$15,741,929

EXPENSES

Compensation of Manager (Note 2)	1,479,119

Investor servicing fees (Note 2)	148,149

Custodian fees (Note 2)	81,662

Trustee compensation and expenses (Note 2)	18,317

Administrative services (Note 2)	14,038

Distribution fees — Class A (Note 2)	394,906

Distribution fees — Class B (Note 2)	125,799

Distribution fees — Class C (Note 2)	459,307

Distribution fees — Class M (Note 2)	23,456

Distribution fees — Class R (Note 2)	4,971

Other	90,730

Fees waived and reimbursed by Manager (Note 5)	(20,977)

Total expenses	2,819,477

Expense reduction (Note 2)	(65,914)

Net expenses	2,753,563

Net investment income	12,988,366

Net realized loss on investments (Notes 1 and 3)	(620,693)

Net unrealized depreciation of investments during the period	(2,429,756)

Net loss on investments	(3,050,449)

Net increase in net assets resulting from operations	$ 9,937,917

The accompanying notes are an integral part of these financial statements.

48

Statement of changes in net assets

INCREASE IN NET ASSETS

	Six months ended	Year ended
	8/31/06*	2/28/06

Operations:
Net investment income	$ 12,988,366	$ 12,288,981

Net realized loss on investments	(620,693)	(586,309)

Net unrealized appreciation (depreciation) of investments	(2,429,756)	411,363

Net increase in net assets resulting from operations	9,937,917	12,114,035

Distributions to shareholders: (Note 1)

From net investment income

Class A	(9,023,025)	(8,392,648)

Class B	(762,637)	(841,078)

Class C	(2,284,098)	(2,091,929)

Class M	(328,844)	(836,265)

Class R	(54,261)	(15,092)

Class Y	(145,611)	(139,032)

Redemption fees (Note 1)	2,202	1,063

Increase from capital share transactions (Note 4)	115,224,610	242,804,748

Total increase in net assets	112,566,253	242,603,802

NET ASSETS

Beginning of period	386,961,426	144,357,624

End of period (including undistributed net investment
income of $422,003 and $32,113, respectively)	$499,527,679	$386,961,426

* Unaudited

The accompanying notes are an integral part of these financial statements.

49

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a,d)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c,d)	net assets (%)(d)	(%)

CLASS A
August 31, 2006**	$10.01	.30	(.07)	.23	(.29)	(.29)	—(e)	$9.95	2.31*	$350,424	.53*	2.98*	36.86*
February 28, 2006	10.04	.47	(.05)	.42	(.45)	(.45)	—(e)	10.01	4.32	263,864	1.09	4.66	59.85
February 28, 2005†	10.00	.17	.04	.21	(.17)	(.17)	—	10.04	2.09*	89,085	.63*	1.73*	51.36*

CLASS B
August 31, 2006**	$10.01	.27	(.07)	.20	(.26)	(.26)	—(e)	$9.95	2.01*	$31,208	.83*	2.67*	36.86*
February 28, 2006	10.03	.40	(.03)	.37	(.39)	(.39)	—(e)	10.01	3.81	25,633	1.69	4.02	59.85
February 28, 2005††	9.95	.12	.08	.20	(.12)	(.12)	—	10.03	1.99*	8,961	.83*	1.31*	51.36*

CLASS C
August 31, 2006**	$10.01	.26	(.07)	.19	(.25)	(.25)	—(e)	$9.95	1.94*	$102,866	.91*	2.60*	36.86*
February 28, 2006	10.03	.40	(.04)	.36	(.38)	(.38)	—(e)	10.01	3.66	76,554	1.84	3.92	59.85
February 28, 2005††	9.95	.10	.09	.19	(.11)	(.11)	—	10.03	1.92*	24,467	.90*	1.25*	51.36*

CLASS M
August 31, 2006**	$10.01	.28	(.06)	.22	(.28)	(.28)	—(e)	$9.95	2.22*	$8,930	.60*	2.85*	36.86*
February 28, 2006	10.03	.41	.01(f)	.42	(.44)	(.44)	—(e)	10.01	4.31	14,928	1.24	4.23	59.85
February 28, 2005††	9.95	.12	.10	.22	(.14)	(.14)	—	10.03	2.22*	21,834	.61*	1.57*	51.36*

CLASS R
August 31, 2006**	$10.01	.29	(.07)	.22	(.28)	(.28)	—(e)	$9.95	2.20*	$2,484	.65*	2.92*	36.86*
February 28, 2006	10.03	.42	(.01)	.41	(.43)	(.43)	—(e)	10.01	4.17	235	1.34	4.25	59.85
February 28, 2005††	9.95	.14	.07	.21	(.13)	(.13)	—	10.03	2.17*	10	.66*	1.44*	51.36*

CLASS Y
August 31, 2006**	$10.01	.30	(.06)	.24	(.30)	(.30)	—(e)	$9.95	2.44*	$3,616	.40*	3.04*	36.86*
February 28, 2006†††	10.01	.22	—(e)	.22	(.22)	(.22)	—(e)	10.01	2.19*	5,747	.34*	2.20*	59.85

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

50	51

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period August 4, 2004 (commencement of operations) to February 28, 2005.

†† For the period September 7, 2004 (commencement of operations) to February 28, 2005.

††† For the period October 4, 2005 (commencement of operations) to February 28, 2006.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	8/31/06	2/28/06	2/28/05

Class A	<0.01%	0.03%	0.16%

Class B	<0.01	0.03	0.14

Class C	<0.01	0.03	0.14

Class M	<0.01	0.04	0.14

Class R	<0.01	0.03	0.14

Class Y	<0.01	<0.01	—

(e) Amount represents less than $0.01 per share.

(f) The amount of net realized and unrealized gain shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

52

Notes to financial statements 8/31/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Floating Rate Income Fund (the “fund”) is a series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income. Preservation of capital is a secondary goal. The fund will invest primarily in income-producing floating rate loans and other floating rate debt securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.25% and 2.00%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within four years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

The redemption fees discussed above will be replaced, effective October 2, 2006, by a 1.00% redemption fee on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in

53

comparable securities and various relationships between securities in determining value. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

C) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At February 28, 2006, the fund had a capital loss carryover of $314,708 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 55,084	February 28, 2013

259,624	February 28, 2014

The aggregate identified cost on a tax basis is $502,577,393, resulting in gross unrealized appreciation and depreciation of $1,040,478 and $2,380,249, respectively, or net unrealized depreciation of $1,339,771.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 28, 2007 $294,065 of losses recognized during the period November 1, 2005 to February 28, 2006.

D) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned pro-rata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration.

54

Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

E) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through February 28, 2007, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through February 28, 2007, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, credits from Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, payments under the fund’s distribution plans and expense reductions in connection with investments in Putnam Prime Money Market Fund) would exceed an annual rate of 0.85% of the fund’s average net assets.

For the period ended August 31, 2006, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management did not waive any of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by PFTC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended August 31, 2006, the fund incurred $229,811 for these services.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment

55

restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At August 31, 2006, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended August 31, 2006, the fund’s expenses were reduced by $65,914 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $331, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00%, 0.40% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended August 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $28,818 and $1,052 from the sale of class A and class M shares, respectively, and received $54,175 and $33,516 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended August 31, 2006, Putnam Retail Management, acting as underwriter, received $356 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended August 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $253,247,563 and $161,185,971, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At August 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

56

CLASS A	Shares	Amount	CLASS C	Shares	Amount

Six months ended 8/31/06:			Six months ended 8/31/06:
Shares sold	15,643,386	$156,161,532	Shares sold	4,241,778	$ 42,311,734

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	592,385	5,905,073	of distributions	144,075	1,435,908

	16,235,771	162,066,605		4,385,853	43,747,642

Shares			Shares
repurchased	(7,382,834)	(73,684,346)	repurchased	(1,695,053)	(16,894,214)

Net increase	8,852,937	$ 88,382,259	Net increase	2,690,800	$26,853,428

Year ended 2/28/06:			Year ended 2/28/06:
Shares sold	26,449,313	$264,548,260	Shares sold	6,774,431	$ 67,735,661

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	554,309	5,541,588	of distributions	141,884	1,418,182

	27,003,622	270,089,848		6,916,315	69,153,843

Shares			Shares
repurchased	(9,528,779)	(95,260,746)	repurchased	(1,706,944)	(17,055,447)

Net increase	17,474,843	$174,829,102	Net increase	5,209,371	$ 52,098,396

CLASS B	Shares	Amount	CLASS M	Shares	Amount

Six months ended 8/31/06:			Six months ended 8/31/06:
Shares sold	1,270,778	$ 12,680,147	Shares sold	116,365	$ 1,162,304

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	63,340	631,387	of distributions	28,068	279,998

	1,334,118	13,311,534		144,433	1,442,302

Shares			Shares
repurchased	(758,297)	(7,557,198)	repurchased	(738,180)	(7,373,161)

Net increase	575,821	$ 5,754,336	Net decrease	(593,747)	$(5,930,859)

Year ended 2/28/06:			Year ended 2/28/06:
Shares sold	2,704,908	$ 27,059,956	Shares sold	1,062,604	$ 10,655,269

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	70,565	705,374	of distributions	70,288	702,631

	2,775,473	27,765,330		1,132,892	11,357,900

Shares			Shares
repurchased	(1,107,905)	(11,067,579)	repurchased	(1,817,745)	(18,157,597)

Net increase	1,667,568	$ 16,697,751	Net decrease	(684,853)	$ (6,799,697)

57

CLASS R	Shares	Amount

Six months ended 8/31/06:
Shares sold	225,826	$ 2,260,326

Shares issued
in connection
with reinvestment
of distributions	5,438	54,156

	231,264	2,314,482

Shares
repurchased	(5,115)	(50,971)

Net increase	226,149	$ 2,263,511
Year ended 2/28/06:
Shares sold	230,664	$ 2,310,711

Shares issued
in connection
with reinvestment
of distributions	1,435	14,341

	232,099	2,325,052

Shares
repurchased	(209,667)	(2,094,239)

Net increase	22,432	$ 230,813

CLASS Y	Shares	Amount

Six months ended 8/31/06:
Shares sold	112,663	$ 1,123,938

Shares issued
in connection
with reinvestment
of distributions	14,569	145,342

	127,232	1,269,280

Shares
repurchased	(337,962)	(3,367,345)

Net decrease	(210,730)	$ (2,098,065)

For the period 10/4/05 (commencement of operations)
to 2/28/06:

Shares sold	744,129	$ 7,448,432

Shares issued
in connection
with reinvestment
of distributions	13,912	139,032

	758,041	7,587,464

Shares
repurchased	(184,079)	(1,839,081)

Net increase	573,962	$ 5,748,383

Note 5: Investment in Putnam Prime
Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended August 31, 2006, management fees paid were reduced by $20,977 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $733,827 for the period ended August 31, 2006. During the period ended August 31, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $186,412,826 and $191,043,902, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

58

Note 7: Unfunded loan commitments

As of August 31, 2006, the fund had unfunded loan commitments of $4,388,966, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Unfunded
Borrower	commitments

Atrium Companies, Inc.	$ 135,152
CBRL Group, Inc.	272,252
CR Gas Storage	274,896
LSP Gen Finance Co., LLC	996
Lucite International	469,511
Meg Energy Corp.	1,342,526
Trump Hotel & Casino Resort, Inc.	1,893,633
——————————
$ 4,388,966

Note 8: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 9: New accounting pronouncement

In June 2006, FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006, but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

59

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Charles A. Ruys de Perez
	Executive Vice President,	Vice President and
Marketing Services	Associate Treasurer,	Chief Compliance Officer
Putnam Retail Management	Compliance Liaison and
One Post Office Square	Principal Executive Officer	Mark C. Trenchard
Boston, MA 02109		Vice President and BSA
	Jonathan S. Horwitz	Compliance Officer
Custodian	Senior Vice President
Putnam Fiduciary	and Treasurer	Judith Cohen
Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Michael T. Healy	Treasurer and Assistant Clerk
John A. Hill, Chairman	Assistant Treasurer and
Jameson Adkins Baxter,	Principal Accounting Officer	Nancy E. Florek
Vice Chairman		Vice President, Assistant Clerk,
Charles B. Curtis	Beth S. Mazor	Assistant Treasurer
Myra R. Drucker	Vice President	and Proxy Manager
Charles E. Haldeman, Jr.
Paul L. Joskow	James P. Pappas
Elizabeth T. Kennan	Vice President
Robert E. Patterson
George Putnam, III	Richard S. Robie, III
W. Thomas Stephens	Vice President
Richard B. Worley

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

60

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA096 237339 10/06

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: October 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 26, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 26, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513 )

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 28, 2007

Date of reporting period: March 1, 2006— August 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Income Strategies Fund

8|31|06

Semiannual Report

PUTNAM INVESTMENTS

ASSET ALLOCATION FUNDS
invest in a mix of asset classes
to help weather changing market
environments.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam

Income Strategies

Fund

8| 31| 06

Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Brokerage commissions	72

Message from the Trustees

Dear Fellow Shareholder

Beginning in May of this year, investors became increasingly preoccupied with the course of the economy. A more pessimistic outlook pervaded the markets as leading economic indicators began to warn of slower growth. The resulting correction undercut much of the progress that markets had achieved in the previous three months. However, in August, the Federal Reserve (the Fed) made the decision to leave interest rates unchanged, marking a milestone in its shift to a tighter monetary policy and contributing to a more favorable market environment as your fund’s reporting period drew to a close.

Despite investors’ ongoing concerns about the impact of higher rates, we believe that today’s interest-rate levels, far from being a threat to global economic fundamentals, are in fact an integral part of them. Higher rates in Europe and Japan are shifting the landscape in the fixed-income market and may lead to stronger performance from non-U.S. asset classes in the future. Economic growth may, indeed, be slowing somewhat, but we consider this a typical development for the middle of an economic cycle, and one that could help provide the basis for a longer and more durable business expansion and a continued healthy investment environment going forward.

Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance, and the investment professionals managing your fund have been working to take advantage of the opportunities presented by this environment.

2

We would like to take this opportunity to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended August 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Income Strategies Fund: pursuing income through a diversified portfolio of bonds and stocks

Current income consistent with prudent risk is an important objective for a growing number of investors, particularly those who are in or approaching retirement. Yet, in today’s relatively low-yield environment, many investors face an uncomfortable trade-off. Achieving their target income level means taking on greater risk, since higher-yielding securities usually have lower credit quality and may be quite volatile. For example, high-yield corporate bonds or government debt from emerging-market countries have proved rewarding over the long term, but income-oriented investors may not be comfortable with the ups and downs in performance that these securities can experience over the short term.

Putnam Income Strategies Fund uses a broad-based diversification strategy to pursue its income objective with less volatility than would be expected from targeting only higher-yielding investments. The fund pursues its objectives by investing in a broad range of asset classes — including several types of bonds and stocks — and by carefully managing risk. The fund’s secondary objective is capital appreciation, which may help offset the negative effect that inflation can have on the purchasing power of an income-oriented portfolio.

Investing across a variety of asset classes has been shown to be a prudent strategy for long-term investors because it helps smooth the ups and downs of the market. In addition, the fund’s mix of holdings is managed dynamically to respond to changing opportunities —and risks — in global markets.

Putnam’s Global Asset Allocation Team combines insights from proprietary research with diversification expertise. The team draws on the work of Putnam’s 100-member fixed

The fund invests in a wide range of income-generating
securities across several asset classes.

income group as well as that of our global equity research analysts, who cover more than 1,000 stocks worldwide. The insights of Putnam’s economists and currency specialists are also brought to bear on the portfolio management process. This comprehensive approach helps the fund pursue its investment objectives as it seeks to take advantage of ever-changing market conditions.

Putnam Income Strategies Fund can invest in international investments, which involve risks such as currency fluctuations, economic instability, and political developments. The portfolio can invest some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund also uses derivatives in pursuit of its objectives, which involve special risks and may result in losses.

The portfolio can also have a significant portion of its holdings in bonds. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds have more exposure to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Unlike bonds, bond funds have ongoing fees and expenses. These risks apply to any fund with a significant portion of its assets invested in bonds.

While diversification and rebalancing can help protect returns from excessive volatility, they cannot ensure protection against market loss. It is possible to lose money in a diversified portfolio.

Putnam Income Strategies Fund seeks current income consistent with what Putnam Management considers to be prudent risk, with capital appreciation as a secondary objective, by investing in a diversified portfolio of investment-grade and below-investment-grade bonds, equities, and other investments selected for yield and moderate risk levels.

Highlights

• For the six months ended August 31, 2006, Putnam Income Strategies Fund’s class A shares returned 3.51% without sales charges.

• The fund’s bond benchmark, the Lehman Aggregate Bond Index, returned 1.82% for the period. The fund’s equity benchmark, the Russell 3000 Index, returned 2.06% .

• The fund’s custom-blended benchmark, which is intended to provide a suitable performance target for a conservative asset allocation fund, comprises 75% Lehman Aggregate Bond Index and 25% Russell 3000 Index. The return of the blended benchmark for the period was 1.90% .

• The average return for the fund’s Lipper category, Mixed-Asset Target Allocation Conservative Funds, was 1.85% for the period.

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance
Total return for class A shares for periods ended 8/31/06

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

Life of fund (inception: 9/13/04)	7.03%	4.15%	14.28%	8.32%

1 year	5.11	–0.38	5.11	–0.38

6 months	—	—	3.51	–1.94

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lowers. A 1% short-term trading fee may apply.

6

Report from the fund managers

The period in review

Shifts in monetary policy and the rebalancing of world economies created a challenging environment for investors during the first half of your fund’s fiscal year. Global financial markets experienced a period of steep volatility. Your fund’s conservative strategy, broad diversification, and security selection were very effective in this context, and the fund’s returns at net asset value (NAV, or without sales charges) outpaced those of its bond, equity, and custom-blended benchmarks. In addition, the fund outperformed the average for its Lipper category of similarly focused funds, Lipper Mixed-Asset Target Allocation Conservative Funds, and ranked in the 7th percentile among its peers for the period (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds). We believe this success is attributable to the fund’s extraordinarily broad diversification, which provided enhanced risk reduction. Additionally, our security selection proved effective in terms of both relative and absolute returns.

Market overview

Over the course of the six-month period, the stock and bond markets generated moderate gains but investors experienced a bumpy ride along the way. The period began on a positive note. Year-to-date market gains as of the end of April 2006 rivaled the gains for all of 2005. However, significant changes in monetary policy, particularly in Japan, altered the investment landscape around the world.

Japan had been using three methods to combat deflation in its economy. In addition to a zero-interest-rate policy, the central bank authorized the printing of money to enhance liquidity, and controlled the value of the yen versus other currencies to ensure a favorable exchange rate for Japanese exporters. When Japan’s policymakers were satisfied that these extraordinary deflation-fighting measures were no longer necessary or appropriate, they communicated a plan to adopt a more neutral policy, and hinted that an interest-rate increase was not out of the question.

7

Meanwhile, in the United States the Fed had been raising rates consistently since June 2004, and Europe’s central bank raised rates twice in 2005. Together, these forces brought an end to an era of cheap money, which had been a defining characteristic of the market, and had driven the appreciation of financial assets. In May and June, volatility swept the markets and all asset classes tumbled. Emerging markets were hit especially hard, as were energy-related and small-cap stocks, which had been market leaders. When the volatility subsided in July, markets recovered somewhat, but without the tailwind of tremendous liquidity, gains were harder to come by. Against this backdrop, higher-yielding assets outperformed those with lower yields, as investors sought to enhance returns. Because of the higher yields they offered, real estate investment trusts (REITs) were the strongest performers.

A rebalancing of global markets has been underway for some time, and as a result, U.S. financial markets are no longer dominant. Non-U.S. assets have benefited. For example, non-U.S. stocks were up about 8% during the period, compared with a gain of about 2% for U.S. stocks.

Strategy overview

The fund attempts to meet its objective of current income by investing in a broadly diversified portfolio of stocks and bonds. Holdings are selected and

Market sector performance
These indexes provide an overview of performance in different market sectors for the six months ended 8/31/06.

Bonds
Lehman Aggregate Bond Index (broad bond market)	1.82%

Lehman Government Bond Index (U.S. Treasury and agency securities)	1.72%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	3.27%

Citigroup World Government Bond Index (global government bonds)	3.74%

Equities
Russell 3000 Index (broad stock market)	2.06%

MSCI EAFE Index (international stocks)	7.94%

Russell 2000 Index (small-company stocks)	–0.80%

8

combined in order to keep the portfolio’s risk exposures as closely aligned as possible with those of its blended benchmark. We employ quantitative methods to build the portfolio as we seek to optimize the combination of attributes that our empirical research tells us are consistently rewarded by the market. These attributes include attractive valuation, profitability, efficient use of capital assets, quality of earnings, financial management (which includes dividend policy and share repurchase programs), and overall momentum. We carefully consider how the addition or deletion of a particular security will affect the overall portfolio, and we strive to maintain what we believe is an optimal combination of characteristics capable of producing competitive results in a variety of market conditions. We also aim to be cost effective and opportunistic when we trade securities. To the greatest possible extent, we try to make changes in the portfolio when we believe the market has mis-priced securities. For example, we aim to buy specific securities when they appear underpriced. The fund’s investment strategy does not change over time, but rather emphasizes exposure to all facets of the financial markets and the broadest global diversification at all times.

Your fund’s holdings

Although a significant portion of the portfolio was invested in bonds as of the close of the period, it was the fund’s stock holdings that drove performance for the semiannual period.

Southern Copper, TXU, and American Eagle Outfitters were among the portfolio’s strongest-performing stocks. Southern Copper, based in Arizona, is among the world’s largest producers of copper, and offers  molybdenum and zinc as secondary products. It owns mines in Mexico and Peru and has been successful in keeping costs down through economies of scale. Throughout 2004 and 2005, and year-to-date in 2006, the world’s strong demand has driven the price of copper skyward. As a result, the company’s profits surged and its share price gained considerably. TXU is Texas’ largest generator and distributor of electric power. In recent years, it has undertaken a successful restructuring program to eliminate underperforming assets. Additionally, as the cost of natural gas rose, the company was able to charge its customers more, even though it produced the lion’s share of its electricity in nuclear facilities and coal-fired plants. The stock appreciated as the company’s profit margins swelled. American Eagle Outfitters is a specialty retailer that caters to the teen market. It designs and manufactures its own brand of casual clothes and footwear. Success in the teen market depends largely on understanding the hottest trends of the season and capitalizing on the herd mentality of this peer-conscious customer group. The company invests heavily in market research and store remodeling and has aligned itself with MTV to strengthen its brand. These strategies worked well and drove the stock price up significantly over the period.

Intel and Sunoco were among the stocks that detracted from results during the period. Intel, which manufactures semiconductor chips and microprocessors, faced stiff price competition from a major competitor, Advanced Micro Devices. In addition, when computer sales slowed and demand for microprocessors softened, the company’s earnings took a hit. However, Intel is undergoing changes in its executive ranks. It has slashed prices and introduced new products that have been well received. As of the close of the period, Intel remained in the portfolio. Sunoco refines and distributes petroleum products such as gasoline and diesel fuel. It focuses primarily on light sweet crude oil, while many of its competitors focus on refining heavy sour crude, which has wider profit margins. A warmer-than-usual winter cut into anticipated earnings, and the stock performance was weaker than we had anticipated. However, we maintain a position and believe that the stock can still play an important role in the portfolio. Sunoco pays one of the highest dividends of all the independent re-finers, and, in our opinion, is one of the better values in the energy sector.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Worldwide, monetary policy no longer affords the easy liquidity so characteristic of the past few years. Because of this, we anticipate that the trajectory of financial asset appreciation is likely to be lower in the coming months and we expect that the larger portion of investment returns is likely to come from yield, rather than from price appreciation. We believe investors will favor investment opportunities that emphasize income and yield, and if we are correct, this should bode well for your fund. Its orientation toward stability and yield is well-suited to a low-return environment.

As the rebalancing of global economies continues, we believe that non-U.S. stocks and bonds have the potential to outperform for some time to come. As always, we will maintain the fund’s broad global diversification and strive to manage its favorable attributes in order to provide consistent returns that outperform our benchmarks and help shareholders achieve their financial objectives.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Your fund’s performance

This section shows your fund’s performance for periods ended August 31, 2006, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 8/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	14.28%	8.32%	12.61%	8.61%	12.58%	12.58%	13.04%	9.34%	13.70%	14.61%
Annual average	7.03	4.15	6.23	4.29	6.22	6.22	6.44	4.65	6.75	7.19

1 year	5.11	–0.38	4.32	–0.68	4.29	3.29	4.50	1.14	4.79	5.42

6 months	3.51	–1.94	3.08	–1.92	3.07	2.07	3.18	–0.17	3.30	3.63

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lowers.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Fund price and distribution information
For the six-month period ended 8/31/06

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y
Number	6		6	6	6		6	6

Income	$0.182		$0.148	$0.147	$0.158		$0.170	$0.194

Capital gains	—		—	—	—		—	—

Total	$0.182		$0.148	$0.147	$0.158		$0.170	$0.194

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

2/28/06	$10.44	$11.02	$10.43	$10.43	$10.43	$10.78	$10.44	$10.45

8/31/06	10.62	11.21	10.60	10.60	10.60	10.96	10.61	10.63

Current yield

(end of period)
Current
dividend rate[1]	3.50%	3.32%	2.94%	2.72%	2.94%	2.85%	3.28%	3.73%

Current 30-day
SEC yield
(with expense
limitation)[2,3]	4.35	4.12	3.57	3.59	3.83	3.70	4.14	4.59

Current 30-day
SEC yield
(without expense
limitation)[3]	1.65	1.56	0.87	0.89	1.12	1.09	1.44	1.87

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund limited expenses, without which yields would have been lower.

3 Based only on investment income, calculated using SEC guidelines.

Fund performance for most recent calendar quarter
Total return for periods ended 9/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	15.36%	9.35%	13.62%	10.62%	13.59%	13.59%	14.08%	10.35%	14.85%	15.72%
Annual average	7.23	4.47	6.44	5.06	6.43	6.43	6.65	4.93	7.00	7.40

1 year	6.92	1.29	6.18	1.18	6.15	5.15	6.38	2.92	6.77	7.26

6 months	3.80	-1.64	3.47	-1.53	3.47	2.47	3.48	0.14	3.79	3.92

Comparative index returns
For periods ended 8/31/06

			Income	Lipper Mixed-Asset
	Lehman		Strategies	Target Allocation
	Aggregate	Russell 3000	Blended	Conservative Funds
	Bond Index	Index	Index*	category average†

Life of fund	5.87%	22.55%	9.97%	9.59%
Annual average	2.95	10.90	4.96	4.77

1 year	1.71	8.75	3.47	3.99

6 months	1.82	2.06	1.90	1.85

Index and Lipper results should be compared to fund performance at net asset value.

* Income Strategies Blended Index comprises 75% Lehman Aggregate Bond Index and 25% Russell 3000 Index.

† Over the 6-month, 1-year, and life-of-fund periods ended 8/31/06, there were 359, 298, and 234 funds, respectively, in this Lipper category.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Income Strategies Fund from March 1, 2006, to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 3.95	$ 7.78	$ 7.78	$ 6.50	$ 5.23	$ 2.67

Ending value (after expenses)	$1,035.10	$1,030.80	$1,030.70	$1,031.80	$1,033.00	$1,036.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2006, use the calculation method below. To find the value of your investment on March 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 03/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 3.92	$ 7.73	$ 7.73	$ 6.46	$ 5.19	$ 2.65

Ending value (after expenses)	$1,021.32	$1,017.54	$1,017.54	$1,018.80	$1,020.06	$1,022.58

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio	0.77%	1.52%	1.52%	1.27%	1.02%	0.52%

Average annualized expense
ratio for Lipper peer group*	1.50%	2.25%	2.25%	2.00%	1.75%	1.25%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 6/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2006	2005

Putnam Income Strategies Fund	71%*	34%†

Lipper Mixed-Asset Target Allocation
Conservative Funds category average	49%	50%

* Portfolio turnover excludes dollar-roll transactions.

† Not annualized.

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on February 28. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 8/31/06.

Your fund’s management

Your fund is managed by the members of the Putnam Global Asset Allocation Team. Jeffrey Knight is the Portfolio Leader, and Robert Kea and Robert Schoen are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Global Asset Allocation Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2006, and August 31, 2005.

Trustee and Putnam employee fund ownership

As of August 31, 2006, all of the 11 Trustees then on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$369,000	$ 93,000,000

Putnam employees	$637,000	$413,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is less than $10,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Jeffrey Knight is also a Portfolio Leader of Putnam Asset Allocation: Growth, Balanced, and Conservative Portfolios and the ten Putnam RetirementReady Funds. He is also a Portfolio Member of The George Putnam Fund of Boston.

Robert Kea and Robert Schoen are also Portfolio Members of Putnam Asset Allocation: Growth, Balanced, and Conservative Portfolios and the ten Putnam RetirementReady Funds.

Jeffrey Knight, Robert Kea, and Robert Schoen may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended August 31, 2006.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2006, and August 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	2005							•

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006							•

Chief Financial Officer	2005						•

Steven Krichmar	2006						•

Chief of Operations	2005							•

Francis McNamara, III	2006							•

General Counsel	2005							•

Jeffrey Peters	N/A

Head of International Business	N/A

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	2005						•

N/A indicates the individual became a member of Putnam’s Executive Board after the reporting date.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

•That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

•That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 1st percentile in management fees and in the 25th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the 90th percentile of its previous Lipper Inc. peer group (Lipper Income Funds; following the Trustees’ review, the fund was assigned to the Mixed-Asset Target Allocation Conservative category) for the one-year period ended December 31, 2005 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds). (Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-year period ended December 31, 2005, there were 265 funds in the Lipper Income Funds peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

*The percentile rankings for your fund’s class A share annualized total return performance in its current category, Lipper Mixed-Asset Target Allocation Conservative Funds, for the one-year and life-of-fund periods ended September 30, 2006 were 6% and 12%. Over the one-year and life-of-fund periods ended September 30, 2006, the fund ranked 18 out of 317 and 27 out of 230 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 8/31/06 (Unaudited)

COMMON STOCKS (27.4%)*

	Shares	Value

Banking (0.8%)
Bank of America Corp.	340	$17,500
Corus Bankshares, Inc.	268	5,845
First Bancorp Puerto Rico (Puerto Rico)	120	1,103
Mellon Financial Corp.	87	3,239
R&G Financial Corp. Class B (Puerto Rico)	110	792
U.S. Bancorp	400	12,828
Wachovia Corp.	410	22,398
Washington Mutual, Inc.	80	3,351
Wells Fargo & Co.	768	26,688
		93,744

Basic Materials (0.7%)
Ampco-Pittsburgh Corp.	102	2,942
Dow Chemical Co. (The)	181	6,902
Freeport-McMoRan Copper & Gold, Inc. Class B	145	8,440
Lyondell Chemical Co.	227	5,897
Monsanto Co.	66	3,131
Nucor Corp.	54	2,639
PPG Industries, Inc.	157	9,948
Rayonier, Inc.	183	7,229
Reliance Steel & Aluminum Co.	524	17,171
Southern Copper Corp.	183	16,895
Tronox, Inc. Class B	4	52
		81,246

Capital Goods (0.8%)
Applied Industrial Technologies, Inc.	256	5,788
Autoliv, Inc. (Sweden)	80	4,522
Boeing Co. (The)	198	14,830
Cummins, Inc.	115	13,204
Emerson Electric Co.	164	13,473
Kaydon Corp.	85	3,239
Lockheed Martin Corp.	45	3,717
Modine Manufacturing Co.	105	2,445
Northrop Grumman Corp.	38	2,539
Rockwell Automation, Inc.	136	7,668
Smith (A.O.) Corp.	140	5,615
Standard Register Co. (The)	584	7,493
United Technologies Corp.	40	2,508
		87,041

Communication Services (0.7%)
ADTRAN, Inc.	93	2,313
AT&T, Inc.	587	18,273
BellSouth Corp.	78	3,176
Citizens Communications Co.	266	3,668

COMMON STOCKS (27.4%)* continued

	Shares	Value

Communication Services continued
Comcast Corp. Class A †	70	$2,450
Consolidated Communications Holdings, Inc.	1,435	24,610
Iowa Telecommunications Services, Inc.	450	8,739
Verizon Communications, Inc.	361	12,700
Windstream Corp.	637	8,408
		84,337

Conglomerates (0.2%)
3M Co.	157	11,257
General Electric Co.	91	3,099
Harsco Corp.	46	3,660
		18,016

Consumer Cyclicals (1.4%)
American Eagle Outfitters, Inc.	90	3,477
Building Materials Holding Corp.	202	5,276
Cato Corp. (The) Class A	58	1,347
CBS Corp. Class B	481	13,733
Charlotte Russe Holding, Inc. †	80	2,136
Dress Barn, Inc. †	126	2,224
Ford Motor Co.	118	988
Gap, Inc. (The)	119	2,000
Group 1 Automotive, Inc.	56	2,537
Gymboree Corp. (The) †	92	3,087
H&R Block, Inc.	112	2,355
Hasbro, Inc.	215	4,365
Kimball International, Inc. Class B	519	9,155
Laidlaw International, Inc.	127	3,429
Lennox International, Inc.	120	2,825
Lowe’s Cos., Inc.	120	3,247
LSI Industries, Inc.	373	6,837
Mattel, Inc.	184	3,467
McGraw-Hill Cos., Inc. (The)	482	26,949
Nordstrom, Inc.	319	11,915
Office Depot, Inc. †	110	4,052
Owens Corning (Rights) (F)	218	—
PACCAR, Inc.	30	1,640
Stanley Works (The)	51	2,409
Startek, Inc.	466	5,298
Steven Madden, Ltd.	66	2,432
Talbots, Inc. (The)	72	1,585
Time Warner, Inc.	689	11,451
Viacom, Inc. Class B †	116	4,211
Wal-Mart Stores, Inc.	66	2,952
Walt Disney Co. (The)	90	2,669
Westwood One, Inc.	276	2,023
Whirlpool Corp.	16	1,295
Wiley (John) & Sons, Inc. Class A	61	2,105
		155,471

COMMON STOCKS (27.4%)* continued

	Shares	Value

Consumer Finance (0.1%)
Accredited Home Lenders Holding Co. †	151	$4,821
Countrywide Financial Corp.	310	10,478
		15,299

Consumer Staples (1.3%)
Administaff, Inc.	323	11,160
Altria Group, Inc.	305	25,477
BlueLinx Holdings, Inc.	185	1,955
Brinker International, Inc.	221	8,502
Career Education Corp. †	349	6,683
Coca-Cola Co. (The)	114	5,108
Coca-Cola Enterprises, Inc.	106	2,364
Colgate-Palmolive Co.	86	5,148
Kimberly-Clark Corp.	70	4,445
Labor Ready, Inc. †	131	2,244
Loews Corp. - Carolina Group	175	10,021
Longs Drug Stores, Inc.	197	8,950
McDonald’s Corp.	145	5,206
Nutri/System, Inc. †	56	2,782
Pepsi Bottling Group, Inc. (The)	184	6,442
PepsiCo, Inc.	64	4,178
Reynolds American, Inc.	346	22,514
Ruby Tuesday, Inc.	125	3,228
Safeway, Inc.	100	3,093
Spectrum Brands, Inc. †	324	2,579
UST, Inc.	59	3,119
Vector Group, Ltd.	493	8,514
		153,712

Energy (1.1%)
Anadarko Petroleum Corp.	52	2,439
Chevron Corp.	230	14,812
ConocoPhillips	281	17,824
Devon Energy Corp.	38	2,375
Exxon Mobil Corp. #	477	32,279
Grant Prideco, Inc. †	57	2,367
Helmerich & Payne, Inc.	494	12,118
Marathon Oil Corp.	75	6,263
Occidental Petroleum Corp.	82	4,181
Patterson-UTI Energy, Inc.	99	2,713
PrimeEnergy Corp. †	37	2,694
Questar Corp.	85	7,356
Sunoco, Inc.	197	14,166
Valero Energy Corp.	46	2,640
		124,227

COMMON STOCKS (27.4%)* continued

	Shares	Value

Financial (0.5%)
Advanta Corp. Class B	44	$1,490
Citigroup, Inc.	570	28,130
Fidelity National Financial, Inc.	56	2,253
First American Corp.	140	5,687
Interactive Data Corp. †	197	3,849
Nasdaq Stock Market, Inc. (The) †	100	2,851
New Century Financial Corp. (R)	481	18,620
		62,880

Health Care (1.6%)
Abbott Laboratories	328	15,974
Aetna, Inc.	352	13,119
Allergan, Inc.	34	3,895
Amgen, Inc. †	55	3,736
Applera Corp.- Applied Biosystems Group	74	2,268
Baxter International, Inc.	52	2,308
Becton, Dickinson and Co.	162	11,291
Computer Programs & Systems, Inc.	173	5,885
Eli Lilly Co.	38	2,125
Express Scripts, Inc. †	70	5,886
Humana, Inc. †	342	20,838
Johnson & Johnson #	367	23,730
King Pharmaceuticals, Inc. †	376	6,099
LCA-Vision, Inc.	56	2,466
McKesson Corp.	131	6,655
Merck & Co., Inc.	489	19,829
PerkinElmer, Inc.	75	1,382
Pfizer, Inc.	452	12,457
Schering-Plough Corp.	146	3,059
UnitedHealth Group, Inc.	244	12,676
WellPoint, Inc. †	33	2,555
Wyeth	88	4,286
		182,519

Insurance (0.5%)
American Financial Group, Inc.	109	5,092
Chubb Corp. (The)	46	2,307
Commerce Group, Inc.	108	3,217
Fremont General Corp.	416	5,940
Lincoln National Corp.	53	3,217
MetLife, Inc.	44	2,421
Nationwide Financial Services, Inc. Class A	145	7,019
Prudential Financial, Inc.	162	11,892
St. Paul Travelers Cos., Inc. (The)	46	2,019
Zenith National Insurance Corp.	275	10,395
		53,519

COMMON STOCKS (27.4%)* continued

	Shares	Value

Investment Banking/Brokerage (1.5%)
Ameriprise Financial, Inc.	65	$2,972
Calamos Asset Management, Inc. Class A	179	4,693
Goldman Sachs Group, Inc. (The)	69	10,257
Harris & Harris Group, Inc. †	171	2,008
IndyMac Bancorp, Inc.	317	12,395
Lehman Brothers Holdings, Inc.	198	12,634
Morgan Stanley	217	14,276
State Street Corp.	110	6,798
streetTRACKS Dow Jones Stoxx 50 Fund	1,497	67,664
SWS Group, Inc.	129	3,173
Vanguard Small Cap Exchange Traded Fund (VIPERS)	506	31,873
		168,743

Other (6.4%)
iShares MSCI EAFE Index Fund	6,434	434,938
iShares MSCI Pacific ex-Japan Index Fund	323	36,128
iShares S&P Latin America 40 Index Fund	342	48,130
Nomura TOPIX Exchange Traded Fund (Japan)	5,300	74,346
S&P 500 Index Depository Receipts (SPDR Trust Series1)	1,067	139,457
		732,999

Real Estate (6.7%)
Agree Realty Corp. (R)	210	6,785
AMB Property Corp. (R)	207	11,557
American Home Mortgage Investment Corp. (R)	330	10,461
Apartment Investment & Management Co. Class A (R)	271	13,886
Archstone-Smith Operating Trust (R)	463	24,622
Ashford Hospitality Trust, Inc. (R)	986	11,802
Associated Estates Realty Corp. (R)	500	7,025
AvalonBay Communities, Inc. (R)	191	23,111
Boston Properties, Inc. (R)	343	34,859
BRT Realty Trust (R)	234	6,313
Camden Property Trust (R)	142	11,018
CBL & Associates Properties (R)	182	7,415
Colonial Properties Trust (R)	236	11,701
Developers Diversified Realty Corp. (R)	262	14,174
Duke Realty Investments, Inc. (R)	300	11,394
Eagle Hospitality Properties Trust, Inc. (R)	697	6,231
Entertainment Properties Trust (R)	262	13,063
Equity Office Properties Trust (R)	842	31,230
Equity Residential Properties Trust (R)	635	31,667
Fieldstone Investment Corp. (R)	1,964	16,871
Franklin Street Properties Corp. (R)	360	6,768
General Growth Properties, Inc. (R)	470	21,305
Getty Realty Corp. (R)	269	8,097
Home Properties of NY, Inc. (R)	121	6,882
Hospitality Properties Trust (R)	362	16,768
Host Marriott Corp. (R)	1,010	22,765
HRPT Properties Trust (R)	1,352	15,683

COMMON STOCKS (27.4%)* continued

	Shares	Value

Real Estate continued
iStar Financial, Inc. (R)	184	$7,713
Kimco Realty Corp. (R)	461	19,155
Liberty Property Trust (R)	407	19,483
LTC Properties, Inc. (R)	540	12,863
Mack-Cali Realty Corp. (R)	127	6,750
Medical Properties Trust, Inc. (R)	1,364	18,264
Mission West Properties (R)	662	7,135
National Health Investors, Inc. (R)	239	6,534
National Retail Properties, Inc. (R)	600	13,344
New Plan Excel Realty Trust (R)	597	16,471
Newkirk Realty Trust, Inc. (R)	1,047	17,590
Pan Pacific Retail Properties, Inc. (R)	92	6,423
ProLogis Trust (R)	544	30,714
Public Storage, Inc. (R)	206	17,850
RAIT Investment Trust (R)	569	15,921
Saxon Capital, Inc. (R)	399	5,550
Senior Housing Properties Trust (R)	541	11,009
Simon Property Group, Inc. (R)	514	43,582
SL Green Realty Corp. (R)	168	18,742
Spirit Finance Corp.	719	8,161
Trustreet Properties, Inc. (R)	928	11,294
Vornado Realty Trust (R)	272	28,808
Weingarten Realty Investors (R)	331	14,041
		760,850

Technology (2.1%)
Advanced Micro Devices, Inc. †	246	6,148
Apple Computer, Inc. †	41	2,782
Art Technology Group, Inc. †	1,101	3,017
Autodesk, Inc. †	196	6,813
Brocade Communications Systems, Inc. †	886	5,493
Cisco Systems, Inc. †	837	18,406
Dell, Inc. †	108	2,435
EMC Corp. †	161	1,876
FEI Co. †	107	2,221
Freescale Semiconductor, Inc. Class B †	231	7,140
Google, Inc. Class A †	7	2,650
Hewlett-Packard Co.	478	17,476
IBM Corp.	203	16,437
Infospace, Inc. †	118	2,623
Intel Corp.	974	19,032
Intuit, Inc. †	180	5,440
Microsoft Corp.	711	18,266
MicroStrategy, Inc. †	53	4,834
Motorola, Inc.	666	15,571
MTS Systems Corp.	290	9,735
Oracle Corp. †	233	3,646
PortalPlayer, Inc. †	689	8,378
Qualcomm, Inc.	242	9,116

COMMON STOCKS (27.4%)* continued

	Shares	Value

Technology continued
RealNetworks, Inc. †	981	$10,820
SPSS, Inc. †	97	2,461
Texas Instruments, Inc.	418	13,623
Trizetto Group †	227	3,114
United Online, Inc.	1,693	19,419
Veeco Instruments, Inc. †	123	3,009
		241,981

Transportation (0.3%)
EGL, Inc. †	203	6,206
FedEx Corp.	39	3,940
Norfolk Southern Corp.	188	8,033
Overseas Shipholding Group	93	6,203
Southwest Airlines Co.	555	9,613
United Parcel Service, Inc. Class B	29	2,031
		36,026

Utilities & Power (0.7%)
Duke Energy Corp.	85	2,550
Edison International	43	1,877
Energen Corp.	132	5,760
Equitable Resources, Inc.	195	7,188
Exelon Corp.	38	2,317
FirstEnergy Corp.	101	5,763
NICOR, Inc.	249	10,871
PG&E Corp.	338	14,172
TXU Corp.	484	32,046
		82,544

Total common stocks (cost $2,778,727)		$3,135,154

CORPORATE BONDS AND NOTES (24.7%)*

	Principal amount	Value

Basic Materials (1.0%)
AK Steel Corp. company guaranty 7 3/4s, 2012	$10,000	$9,750
Boise Cascade, LLC company guaranty 7 1/8s, 2014	5,000	4,650
Chaparral Steel Co. company guaranty 10s, 2013	10,000	11,050
Compass Minerals International, Inc. sr. disc. notes
stepped-coupon Ser. B, zero % (12s, 6/1/08), 2013 ††	5,000	4,638
Covalence Specialty Materials Corp. 144A sr. sub. notes
10 1/4s, 2016	10,000	9,600
Crystal US Holdings, LLC sr. disc. notes stepped-coupon
Ser. A, zero % (10s, 10/1/09), 2014 ††	10,000	8,100
Equistar Chemicals LP/Equistar Funding Corp. company guaranty
10 1/8s, 2008	5,000	5,288
Georgia-Pacific Corp. debs. 9 1/2s, 2011	5,000	5,388
Innophos, Inc. company guaranty 8 7/8s, 2014	5,000	5,000
Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012	3,000	2,843

CORPORATE BONDS AND NOTES (24.7%)* continued

		Principal amount	Value

Basic Materials continued
MDP Acquisitions PLC sr. notes 9 5/8s, 2012 (Ireland)		$5,000	$5,219
Nalco Co. sr. sub. notes 9s, 2013	EUR	5,000	6,889
Norske Skog Canada, Ltd. company guaranty Ser. D,
8 5/8s, 2011 (Canada)		$5,000	4,913
Novelis, Inc. 144A sr. notes 7 1/4s, 2015		15,000	14,250
PQ Corp. company guaranty 7 1/2s, 2013		5,000	4,788
Stone Container Corp. sr. notes 9 3/4s, 2011		4,000	4,110
Stone Container Finance company guaranty 7 3/8s,
2014 (Canada)		10,000	9,000
			115,476

Capital Goods (1.1%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		10,000	9,725
Allied Waste North America, Inc. company guaranty
Ser. B, 8 1/2s, 2008		5,000	5,213
Blount, Inc. sr. sub. notes 8 7/8s, 2012		5,000	5,006
Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008		10,000	9,925
Case New Holland, Inc. company guaranty 9 1/4s, 2011		5,000	5,300
Crown Americas, LLC/Crown Americas Capital Corp.
sr. notes 7 5/8s, 2013		5,000	5,025
Earle M. Jorgensen Co. sec. notes 9 3/4s, 2012		10,000	10,650
Graham Packaging Co., Inc. sub. notes 9 7/8s, 2014		10,000	9,625
Greenbrier Cos., Inc. company guaranty 8 3/8s, 2015		5,000	5,038
L-3 Communications Corp. sr. sub. notes Class B,
6 3/8s, 2015		5,000	4,813
Legrand SA debs. 8 1/2s, 2025 (France)		5,000	5,700
Manitowoc Co., Inc. (The) company guaranty 10 1/2s, 2012		5,000	5,394
Owens-Illinois, Inc. debs. 7 1/2s, 2010		5,000	4,950
RBS Global, Inc. and Rexnord Corp. 144A company
guaranty 9 1/2s, 2014		10,000	10,050
Solo Cup Co. sr. sub. notes 8 1/2s, 2014		10,000	8,700
Tekni-Plex, Inc. 144A sec. notes 10 7/8s, 2012		5,000	5,550
Terex Corp. company guaranty 7 3/8s, 2014		3,000	3,000
WCA Waste Corp. 144A sr. notes 9 1/4s, 2014		5,000	5,113
			118,777

Communication Services (0.5%)
American Cellular Corp. sr. notes Ser. B, 10s, 2011		5,000	5,200
Dobson Communications Corp. sr. notes 8 7/8s, 2013		5,000	4,938
Intelsat Bermuda, Ltd. 144A sr. notes 11 1/4s,
2016 (Bermuda)		10,000	10,363
PanAmSat Corp. company guaranty 9s, 2014		5,000	5,088
Qwest Corp. notes 8 7/8s, 2012		15,000	16,238
Rural Cellular Corp. sr. sub. FRN 11.239s, 2012		5,000	5,150
Rural Cellular Corp. sr. sub. notes 9 3/4s, 2010		5,000	4,975
Windstream Corp. 144A sr. notes 8 5/8s, 2016		5,000	5,288
Windstream Corp. 144A sr. notes 8 1/8s, 2013		5,000	5,275
			62,515

CORPORATE BONDS AND NOTES (24.7%)* continued

	Principal amount	Value

Consumer Cyclicals (3.0%)
American Media, Inc. company guaranty Ser. B, 10 1/4s, 2009	$5,000	$4,625
ArvinMeritor, Inc. notes 8 3/4s, 2012	2,000	1,950
ArvinMeritor, Inc. sr. unsecd. notes 8 1/8s, 2015	5,000	4,625
Associated Materials, Inc. company guaranty 9 3/4s, 2012	10,000	9,800
Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014	5,000	4,706
Boyd Gaming Corp. sr. sub. notes 7 3/4s, 2012	5,000	5,013
Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	5,000	4,756
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)	5,000	4,838
Cenveo Corp., sr. sub. notes 7 7/8s, 2013	3,000	2,835
Corrections Corporation of America sr. notes 7 1/2s, 2011	5,000	5,106
Ford Motor Co. notes 7.45s, 2031	10,000	7,850
Ford Motor Credit Corp. notes 7 7/8s, 2010	10,000	9,828
Ford Motor Credit Corp. notes 7 3/8s, 2009	5,000	4,904
Ford Motor Credit Corp. notes 6 1/2s, 2007	5,000	5,008
Ford Motor Credit Corp. sr. notes 9 7/8s, 2011	15,000	15,617
General Motors Acceptance Corp. notes 7 3/4s, 2010	5,000	5,082
General Motors Acceptance Corp. notes 6 7/8s, 2012	5,000	4,881
General Motors Acceptance Corp. notes 6 7/8s, 2011	15,000	14,773
General Motors Acceptance Corp. notes 6 3/4s, 2014	25,000	23,967
General Motors Acceptance Corp. sr. notes Ser. GM, 6.311s, 2007	12,000	11,692
General Motors Corp. notes 7.2s, 2011	5,000	4,481
Goodman Global Holding Co., Inc. sr. notes FRN Ser. B,
8.329s, 2012	5,000	5,000
Goodyear Tire & Rubber Co. (The) sr. notes 9s, 2015	10,000	10,025
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)	15,000	15,113
Jostens IH Corp. company guaranty 7 5/8s, 2012	10,000	9,800
K. Hovnanian Enterprises, Inc. company guaranty 7 3/4s, 2013	5,000	4,600
Lear Corp. company guaranty Ser. B, 8.11s, 2009	5,000	4,825
Levi Strauss & Co. sr. notes 8 7/8s, 2016	5,000	4,888
MGM Mirage, Inc. company guaranty 6s, 2009	15,000	14,663
Neiman-Marcus Group, Inc. company guaranty 9s, 2015	5,000	5,313
Owens Corning bonds 7 1/2s, 2018 (In default) †	10,000	5,500
R.H. Donnelley Corp. sr. disc. notes Ser. A-2, 6 7/8s, 2013	5,000	4,488
R.H. Donnelley Corp. sr. notes Ser. A-3, 8 7/8s, 2016	5,000	4,925
Scientific Games Corp. company guaranty 6 1/4s, 2012	5,000	4,738
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	10,000	10,100
Standard Pacific Corp. sr. notes 7s, 2015	5,000	4,388
Starwood Hotels & Resorts Worldwide, Inc. company guaranty
7 7/8s, 2012	15,000	16,238
Station Casinos, Inc. sr. notes 6s, 2012	5,000	4,781
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014	10,000	9,975
Texas Industries, Inc. sr. unsecd. notes 7 1/4s, 2013	5,000	5,000
THL Buildco, Inc. (Nortek Holdings, Inc.) sr. sub. notes
8 1/2s, 2014	10,000	9,300
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015	5,000	4,838
TRW Automotive, Inc. sr. notes 9 3/8s, 2013	10,000	10,675
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009	10,000	10,150
Vertis, Inc. 144A sub. notes 13 1/2s, 2009	5,000	4,625
		340,285

CORPORATE BONDS AND NOTES (24.7%)* continued

	Principal amount	Value

Consumer Staples (1.6%)
Affinion Group, Inc. 144A bonds 11 1/2s, 2015	$5,000	$5,050
Affinion Group, Inc. 144A company guaranty 10 1/8s, 2013	5,000	5,188
AMC Entertainment, Inc. sr. sub. notes 8s, 2014	5,000	4,675
Brand Services, Inc. company guaranty 12s, 2012	5,000	5,606
Burlington Coat Factory Warehouse Corp. 144A
sr. notes 11 1/8s, 2014	5,000	4,731
CCH I, LLC/Capital Corp. sec. notes 11s, 2015	10,000	8,875
CCH II, LLC/Capital Corp. sr. notes Ser. B, 10 1/4s, 2010	5,000	5,050
CCH, LLC/Capital Corp. sr. notes 10 1/4s, 2010	20,000	20,250
Chiquita Brands International, Inc. sr. notes 7 1/2s, 2014	5,000	4,400
Cinemark, Inc. sr. disc. notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	10,000	7,800
Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008	5,000	5,156
CSC Holdings, Inc. 144A sr. notes 7 1/4s, 2012	10,000	9,825
Dean Foods Co. company guaranty 7s, 2016	5,000	4,950
Del Monte Corp. sr. sub. notes 8 5/8s, 2012	10,000	10,463
DirecTV Holdings, LLC company guaranty 6 3/8s, 2015	10,000	9,350
Echostar DBS Corp. company guaranty 6 5/8s, 2014	5,000	4,806
Echostar DBS Corp. sr. notes 6 3/8s, 2011	10,000	9,738
Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	5,000	4,813
Hertz Corp. 144A sr. notes 8 7/8s, 2014	5,000	5,188
Insight Midwest LP/Insight Capital, Inc. sr. notes 9 3/4s, 2009	5,000	5,088
Interpublic Group of Companies, Inc. notes 6 1/4s, 2014	5,000	4,181
Liberty Media Corp. debs. 8 1/4s, 2030	5,000	4,975
Pinnacle Foods Holding Corp. sr. sub. notes 8 1/4s, 2013	10,000	9,825
Playtex Products, Inc. sec. notes 8s, 2011	5,000	5,200
Sirius Satellite Radio, Inc. sr. unsecd. notes 9 5/8s, 2013	5,000	4,750
Spectrum Brands, Inc. company guaranty 7 3/8s, 2015	10,000	7,750
United Rentals NA, Inc. sr. sub. notes 7 3/4s, 2013	3,000	2,873
United Rentals NA, Inc. sr. sub. notes 7s, 2014	5,000	4,588
		185,144

Energy (0.8%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013	15,000	14,475
Chaparral Energy, Inc. company guaranty 8 1/2s, 2015	5,000	5,038
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	10,000	10,100
Compton Petroleum Corp. company guaranty 7 5/8s,
2013 (Canada)	5,000	4,863
Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)	5,000	4,813
Kerr-McGee Corp. sec. notes 6.95s, 2024	5,000	5,307
Peabody Energy Corp. sr. notes 5 7/8s, 2016	10,000	9,113
PetroHawk Energy Corp. 144A sr. notes 9 1/8s, 2013	15,000	15,263
Pogo Producing Co. sr. sub. notes 6 7/8s, 2017	5,000	4,763
Pogo Producing Co. 144A sr. sub. notes 7 7/8s, 2013	5,000	5,100
Pride International, Inc. sr. notes 7 3/8s, 2014	5,000	5,088
Quicksilver Resources, Inc. company guaranty 7 1/8s, 2016	5,000	4,775
		88,698

CORPORATE BONDS AND NOTES (24.7%)* continued

		Principal amount	Value

Financial (1.9%)
Bayerische Landesbank bonds Ser. 5, 5 1/4s,
2009 (Germany)	EUR	23,000	$30,571
Depfa ACS Bank sr. sec. public loan notes 3 1/4s,
2008 (Ireland)	EUR	150,000	190,833
			221,404

Government (1.0%)
European Investment Bank supranational bank
bonds 3 1/2s, 2014 (Luxembourg)	CHF	40,000	34,638
Norddeutsche Landesbank Girozentrale bonds Ser. 7,
5 3/4s, 2010 (Germany)	EUR	24,000	33,144
Oester Postspark Bawag foreign government guaranty
Ser. EMTN, 3 1/4s, 2011 (Austria)	CHF	60,000	50,401
			118,183

Health Care (0.6%)
Community Health Systems, Inc. sr. sub. notes 6 1/2s, 2012		$5,000	4,675
DaVita, Inc. company guaranty 6 5/8s, 2013		5,000	4,875
HCA, Inc. notes 6 3/8s, 2015		15,000	11,925
IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014		5,000	4,763
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013		5,000	4,663
Service Corporation International sr. notes 6 3/4s, 2016		5,000	4,750
Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013		5,000	4,425
Tenet Healthcare Corp. notes 7 3/8s, 2013		10,000	8,900
Tenet Healthcare Corp. sr. notes 9 7/8s, 2014		5,000	4,875
Triad Hospitals, Inc. sr. sub. notes 7s, 2013		15,000	14,325
			68,176

Other (11.8%)
Dow Jones CDX HY pass-through certificates Ser. 4-T2,
6 3/4s, 2010		152,558	151,223
Dow Jones CDX HY pass-through certificates Ser. 4-T3,
8s, 2010		320,000	323,209
Dow Jones CDX HY 4-T1 pass-through certificates
Ser. 4-T1, 8 1/4s, 2010		283,200	287,370
Dow Jones CDX NA HY pass-through certificates
Ser. 5-T1, 8 3/4s, 2010		388,000	395,023
iBond Securities, PLC sec. FRN Ser. 4C, 3.316s,
2009 (Ireland)	EUR	150,000	191,985
			1,348,810

Technology (0.4%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012		$3,000	3,011
Amkor Technologies, Inc. sr. notes 7 3/4s, 2013		3,000	2,820
Amkor Technologies, Inc. sr. unsecd. notes 9 1/4s, 2016		5,000	4,763
Computer Associates International, Inc. 144A
sr. notes 6 1/8s, 2014		5,000	4,604

CORPORATE BONDS AND NOTES (24.7%)* continued

	Principal amount	Value

Technology continued
Electronic Data Systems Corp. sec. sr. notes Ser. B, 6 1/2s, 2013	$5,000	$5,022
Nortel Networks, Ltd. 144A company guaranty FRN
9.73s, 2011 (Canada)	5,000	5,050
Sensata Technologies BV 144A sr. notes 8s, 2014 (Netherlands)	5,000	4,900
SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	4,000	4,085
SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013	6,000	6,195
Unisys Corp. sr. notes 8s, 2012	5,000	4,631
Xerox Corp. unsec. sr. notes 6 3/4s, 2017	5,000	5,013
		50,094

Transportation (0.1%)
Kansas City Southern Railway Co. company guaranty
9 1/2s, 2008	5,000	5,213

Utilities & Power (0.9%)
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	15,000	16,050
CMS Energy Corp. sr. notes 7 1/2s, 2009	5,000	5,138
Dynegy-Roseton Danskamme company guaranty Ser. B,
7.67s, 2016	5,000	4,944
Edison Mission Energy 144A sr. notes 7 1/2s, 2013	5,000	5,000
El Paso Production Holding Co. company guaranty 7 3/4s, 2013	15,000	15,225
Midwest Generation, LLC sec. sr. notes 8 3/4s, 2034	10,000	10,650
Mirant North America, LLC company guaranty 7 3/8s, 2013	5,000	4,950
Northwestern Corp. sec. notes 5 7/8s, 2014	5,000	4,966
NRG Energy, Inc. sr. notes 7 3/8s, 2016	10,000	9,850
PSEG Energy Holdings, Inc. sr. notes 8 1/2s, 2011	5,000	5,288
TXU Corp. sr. notes Ser. P, 5.55s, 2014	10,000	9,324
Williams Cos., Inc. (The) notes 7 5/8s, 2019	10,000	10,150
		101,535

Total corporate bonds and notes (cost $2,815,037)		$2,824,310

CONVERTIBLE PREFERRED STOCKS (9.7%)*

	Shares	Value

Basic Materials (0.8%)
Huntsman Corp. $2.50 cv. pfd.	2,300	$91,425

Capital Goods (1.1%)
Northrop Grumman Corp. Ser. B, $7.00 cum. cv. pfd.	1,000	131,000

Communication Services (0.9%)
Crown Castle International Corp. $3.125 cum. cv. pfd.	1,900	105,450

Consumer Cyclicals (1.4%)
General Motors Corp. Ser. A, $1.125 cv. pfd.	6,500	159,250

Consumer Staples (0.6%)
Universal Corp. 6.75% cv. pfd.	71	70,920

CONVERTIBLE PREFERRED STOCKS (9.7%)* continued

		Shares	Value

Financial (2.7%)
Affiliated Managers Group, Inc. 144A $2.55 cv. pfd.		275	$13,716
Fannie Mae Ser. 04-1, 5.375% cv. pfd.		1	93,933
Marshall & Ilsley Corp. $1.625 cv. pfd.		3,700	99,604
Sovereign Capital Trust IV $2.188 cv. pfd.		2,200	100,375
			307,628

Utilities & Power (2.2%)
El Paso Energy Capital Trust I $2.375 cv. pfd.		3,800	147,725
Entergy Corp. $3.813 cv. pfd.		1,900	99,513
			247,238

Total convertible preferred stocks (cost $1,106,201)			$1,112,911

FOREIGN GOVERNMENT BONDS AND NOTES (6.0%)*

		Principal amount	Value

Austria (Republic of ) notes Ser. EMTN, 3 3/8s, 2012	CHF	140,000	$118,981
Austria (Republic of ) 144A notes Ser. EMTN, 3.8s, 2013	EUR	52,000	67,034
Denmark (Kingdom of ) bonds 6s, 2009	DKK	149,000	27,393
France (Government of ) bonds 5 1/2s, 2029	EUR	63,000	98,051
France (Government of ) bonds 4s, 2013	EUR	32,974	43,026
France (Government of ) bonds Ser. OATe, 3s, 2012	EUR	21,646	30,109
Ireland (Republic of ) bonds 5s, 2013	EUR	30,000	41,384
Netherlands (Government of ) bonds 5s, 2012	EUR	70,000	95,898
Norwegian (Government of ) bonds 5 1/2s, 2009	NOK	300,000	49,561
Spain (Government of ) bonds 6.15s, 2013	EUR	26,000	37,886
Sweden (Government of ) debs. Ser. 1041, 6 3/4s, 2014	SEK	125,000	20,785
United Kingdom treasury bonds 4 1/4s, 2036	GBP	31,000	60,267

Total foreign government bonds and notes (cost $664,501)			$690,375

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (5.5%)*

		Principal amount	Value

Federal National Mortgage Association
Pass-Through Certificates
6 1/2s, August 1, 2034		$34,498	$35,099
5 1/2s, with due dates from July 1, 2035 to
December 1, 2035		507,907	500,328
4 1/2s, TBA, September 1, 2021		100,000	96,172

Total U.S. government and agency mortgage obligations (cost $636,312)			$631,599

COLLATERALIZED MORTGAGE OBLIGATIONS (3.6%)*

	Principal amount	Value

Banc of America Large Loan 144A FRB Ser. 05-MIB1, Class K,
7.33s, 2022	$7,000	$6,907
Chase Commercial Mortgage Securities Corp. 144A Ser. 98-1,
Class H, 6.34s, 2030	6,000	5,069
Commercial Mortgage Pass-Through Certificates
Ser. 06-C7, Class A4, 5.962s, 2046	54,000	55,462
Ser. 04-LB2A, Class A4, 4.715s, 2039	22,000	20,973
Countrywide Alternative Loan Trust Ser. 05-24, Class IIAX,
Interest Only (IO), 1.201s, 2035	46,081	1,363
CS First Boston Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035	7,000	7,679
Ser. 05-C4, Class A5, 5.104s, 2038	13,000	12,671
Fannie Mae
Ser. 02-T12, Class A4, 9 1/2s, 2042	440	465
Ser. 02-T4, Class A4, 9 1/2s, 2041	1,937	2,044
Ser. 02-T6, Class A3, 9 1/2s, 2041	757	794
Ser. 05-W3, Class 1A, 7 1/2s, 2045	5,363	5,642
Ser. 05-W1, Class 1A4, 7 1/2s, 2044	3,800	3,986
Ser. 04-W12, Class 1A4, 7 1/2s, 2044	2,980	3,126
Ser. 04-W14, Class 2A, 7 1/2s, 2044	653	685
Ser. 04-W8, Class 3A, 7 1/2s, 2044	1,516	1,591
Ser. 04-W11, Class 1A4, 7 1/2s, 2044	7,056	7,403
Ser. 04-W2, Class 5A, 7 1/2s, 2044	5,196	5,451
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	1,445	1,515
Ser. 03-W1, Class 2A, 7 1/2s, 2042	27,594	28,761
Ser. 03-W4, Class 4A, 7 1/2s, 2042	303	316
Ser. 02-T18, Class A4, 7 1/2s, 2042	3,708	3,867
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	788	823
Ser. 02-T16, Class A3, 7 1/2s, 2042	9,445	9,862
Ser. 02-T19, Class A3, 7 1/2s, 2042	4,535	4,740
Ser. 02-W6, Class 2A, 7 1/2s, 2042	3,074	3,206
Ser. 02-W4, Class A5, 7 1/2s, 2042	2,858	2,977
Ser. 02-W1, Class 2A, 7 1/2s, 2042	4,429	4,601
Ser. 02-T6, Class A2, 7 1/2s, 2041	1,736	1,802
Ser. 01-T12, Class A2, 7 1/2s, 2041	1,082	1,123
Ser. 01-T8, Class A1, 7 1/2s, 2041	1,772	1,839
Ser. 01-T7, Class A1, 7 1/2s, 2041	8,328	8,636
Ser. 01-T3, Class A1, 7 1/2s, 2040	179	186
Ser. 01-T1, Class A1, 7 1/2s, 2040	188	196
Ser. 99-T2, Class A1, 7 1/2s, 2039	272	285
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	3,558	3,710
Ser. 02-W7, Class A5, 7 1/2s, 2029	717	748
Ser. 01-T4, Class A1, 7 1/2s, 2028	370	389
Ser. 02-W3, Class A5, 7 1/2s, 2028	1,276	1,331
Ser. 02-26, Class A1, 7s, 2048	1,874	1,931
Ser. 04-T3, Class 1A3, 7s, 2044	3,845	3,982
Ser. 03-W3, Class 1A2, 7s, 2042	1,807	1,866
Ser. 02-T16, Class A2, 7s, 2042	2,061	2,128

COLLATERALIZED MORTGAGE OBLIGATIONS (3.6%)* continued

	Principal amount	Value

Fannie Mae
Ser. 02-14, Class A1, 7s, 2042	$3,279	$3,377
Ser. 01-T10, Class A1, 7s, 2041	1,870	1,925
Ser. 04-W1, Class 2A2, 7s, 2033	8,488	8,787
IFB Ser. 05-74, Class SE, IO, 0.776s, 2035	152,869	4,124
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	428	452
Ser. T-60, Class 1A3, 7 1/2s, 2044	6,720	7,048
Ser. T-59, Class 1A3, 7 1/2s, 2043	3,751	3,943
Ser. T-57, Class 1A3, 7 1/2s, 2043	4,839	5,057
Ser. T-51, Class 2A, 7 1/2s, 2042	18,876	19,654
Ser. T-42, Class A5, 7 1/2s, 2042	852	888
Ser. T-41, Class 3A, 7 1/2s, 2032	4,914	5,118
Ser. T-60, Class 1A2, 7s, 2044	9,577	9,914
Ser. T-41, Class 2A, 7s, 2032	577	593
GE Capital Commercial Mortgage Corp. Ser. 04-C2,
Class A4, 4.893s, 2040	10,000	9,619
GS Mortgage Securities Corp. II
Ser. 04-GG2, Class A6, 5.396s, 2038	10,000	9,957
Ser. 05-GG4, Class A4B, 4.732s, 2039	10,000	9,494
GS Mortgage Securities Corp. II 144A Ser. 03-C1, Class X1,
IO, 0.289s, 2040	218,940	3,968
JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 06-CB14, Class A4, 5.481s, 2044	10,000	9,996
Ser. 05-CB11, Class A4, 5.335s, 2037	15,000	15,103
LB Commercial Conduit Mortgage Trust 144A Ser. 98-C4, Class J,
5.6s, 2035	2,000	1,792
LB-UBS Commercial Mortgage Trust
Ser. 05-C7, Class AM, 5.263s, 2040	6,000	5,891
Ser. 04-C7, Class A6, 4.786s, 2029	10,000	9,566
LB-UBS Commercial Mortgage Trust 144A
Ser. 05-C2, Class XCL, IO, 0.126s, 2040	430,809	4,570
Ser. 06-C1, Class XCL, IO, 0.071s, 2041	346,223	3,802
Wachovia Bank Commercial Mortgage Trust
Ser. 06-C23, Class A4, 5.418s, 2045	13,000	12,959
Ser. 04-C15, Class A4, 4.803s, 2041	10,000	9,545

Total collateralized mortgage obligations (cost $413,003)		$409,273

CONVERTIBLE BONDS AND NOTES (2.4%)*

	Principal amount	Value

Agere Systems, Inc. cv. sub. notes 6 1/2s, 2009	$100,000	$100,000
Pier 1 Imports, Inc. 144A cv. sr. unsub. notes stepped-coupon
6 3/8s (6 1/8s, 2/15/11) 2036 ††	100,000	92,875
Safeguard Scientifics, Inc. cv. sr. notes 2 5/8s, 2024	100,000	78,500

Total convertible bonds and notes (cost $283,358)		$271,375

ASSET-BACKED SECURITIES (0.9%)*

	Principal amount	Value

American Home Mortgage Investment Trust FRB
Ser. 04-3, Class 3A, 3.71s, 2034	$8,141	$8,128
Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014	1,000	986
Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	2,747	1,994
Ser. 01-A, Class A, 6.805s, 2030	4,404	4,449
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-HE4,
Class M11, 7.824s, 2035	5,000	4,202
Countrywide Home Loans
Ser. 05-2, Class 2X, IO, 1.16s, 2035	24,931	588
Ser. 05-9, Class 1X, IO, 0.854s, 2035	44,294	1,038
Green Tree Financial Corp.
Ser. 96-3, Class A5, 7.35s, 2027	3,735	3,847
Ser. 97-6, Class M1, 7.21s, 2029	21,000	18,232
Ser. 99-3, Class A7, 6.74s, 2031	11,000	10,591
Ser. 99-1, Class A5, 6.11s, 2023	2,224	2,225
Greenpoint Mortgage Funding Trust Ser. 05-AR1, Class X1, IO,
1.295s, 2045	31,651	890
Long Beach Mortgage Loan Trust FRB Ser. 06-2, Class M10,
7.824s, 2036	3,000	2,528
Long Beach Mortgage Loan Trust 144A FRB Ser. 06-2, Class B,
7.824s, 2036	3,000	2,348
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	833	815
Ser. 04-B, Class C, 3.93s, 2012	677	658
Option One Mortgage Loan Trust FRB Ser. 05-4, Class M11,
7.824s, 2035	3,000	2,707
Park Place Securities, Inc. 144A FRB Ser. 05-WCW2, Class M11,
7.824s, 2035	3,000	2,130
Residential Accredit Loans, Inc. Ser. 04-QA5, Class A2,
4.982s, 2034	1,270	1,264
Residential Asset Securities Corp. 144A FRB Ser. 05-KS10, Class B,
8.074s, 2035	5,000	4,441
Soundview Home Equity Loan Trust 144A FRB Ser. 05-4, Class M10,
7.824s, 2036	3,000	2,708
Wells Fargo Mortgage Backed Securities Trust Ser. 05-AR12,
Class 2A5, 4.319s, 2035	26,000	25,343
WFS Financial Owner Trust Ser. 05-1, Class D, 4 1/4s, 2012	1,681	1,659

Total asset-backed securities (cost $104,847)		$103,771

SHORT-TERM INVESTMENTS (19.4%)* (cost $2,217,117)

	Shares	Value

Putnam Prime Money Market Fund (e)	2,217,118	$2,217,117

TOTAL INVESTMENTS
Total investments (cost $11,019,103)		$11,395,885

* Percentages indicated are based on net assets of $11,438,872.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at August 31, 2006.

(R) Real Estate Investment Trust.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

At August 31, 2006, liquid assets totaling $2,470,088 have been designated as collateral for open forward commitments, swap contracts, and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. TBA after the name of a security represents to be announced securities (Note 1).

The dates shown on debt obligations are the original maturity dates.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at August 31, 2006. Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at August 31, 2006.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at August 31, 2006 (as a percentage of Portfolio Value):
Austria	2.1%
France	1.6
Germany	0.6
Ireland	3.8
Japan	0.7
Netherlands	0.9
United Kingdom	0.5
United States	88.0
Other	1.8
_______
Total	100.0%

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/06 (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Euro	$7,173	$7,293	9/20/06	$120

FUTURES CONTRACTS OUTSTANDING at 8/31/06 (Unaudited)

					Unrealized
		Number of		Expiration	appreciation/
		contracts	Value	date	(depreciation)

Bank Acceptance Bill 90 day (Long)		2	$ 357,729	Dec-06	$ 146
Euro-Dollar 90 day (Short)		2	473,275	Dec-06	(1,405)
Euro-Dollar 90 day (Long)		1	236,963	Mar-07	348
Euro-Bund 10 yr (Long)		1	151,374	Sep-06	1,500
Euro-Schatz 2 yr (Long)		2	266,795	Sep-06	249
Euro-Yen 90 day (Short)		2	424,192	Dec-06	(845)
Euro-Yen 90 day (Short)		2	422,273	Dec-07	(1,569)
Euro-Yen 90 day (Long)		4	845,717	Jun-07	1,858
Japanese Government Bond 10 yr Mini (Long)		5	575,680	Sep-06	14,820
Interest Rate Swap 10 yr ( Long)		3	316,500	Dec-06	788
Russell 2000 Index Mini (Short)		4	288,680	Sep-06	(1,763)
S&P 500 Index E-Mini (Short)		2	130,550	Sep-06	(3,909)
U.K. Gilt 10 yr (Long)		1	209,532	Dec-06	719
U.S. Treasury Long Bond (Short)		3	333,188	Dec-06	(1,814)
U.S. Treasury Note 2 yr (Long)		5	1,021,719	Dec-06	1,782
U.S. Treasury Note 10 yr (Long)		2	214,750	Dec-06	838

Total					$11,743

WRITTEN OPTIONS OUTSTANDING at 8/31/06 (premiums received $2,357) (Unaudited)

		Contract	Expiration date/
		amount	strike price		Value

Option on an interest rate swap with
Citibank for the obligation to receive
a fixed rate of 0.60% versus the six
month JPY-LIBOR maturing on
January 31, 2008.	JPY	87,700,000	Jan 07 / $0.60		$1,094
Option on an interest rate swap with
Citibank for the obligation to pay
a fixed rate of 1.165% versus the
one year JPY-LIBOR maturing on
April 3, 2008.	JPY	58,176,000	Mar 07 / $1.165		1,970

Total					$3,064

TBA SALE COMMITMENTS OUTSTANDING at 8/31/06 (proceeds receivable $94,469) (Unaudited)

	Principal	Settlement
	amount	date	Value

FNMA, 4 1/2s, September 1, 2021	$100,000	9/18/06	$96,172

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/06 (Unaudited)

			Payments	Payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$ 50,000	5/31/16	5.58909%	3 month USD-LIBOR-BBA	$(1,838)

Citibank, N.A.
NOK	355,000	7/14/10	6 month NOK-NIBOR-NIBR	3.40%	(1,856)

EUR	44,000	7/14/10	2.7515%	6 month
				EUR-EURIBOR-Telerate	2,056

JPY	13,500,000	4/26/11	6 month JPY-LIBOR-BBA	1.56125%	2,559

JPY	10,000,000	4/22/13	1.9225%	6 month JPY-LIBOR-BBA	(3,043)

JPY	23,852,000(E)	4/3/08	1 year JPY-LIBOR-BBA	1.165%	771

EUR	100,000	4/26/11	3.8345%	6 month
				EUR-EURIBOR-Telerate	(621)

JPY	3,200,000	4/21/36	6 month JPY-LIBOR-BBA	2.775%	1,773

EUR	18,000	7/22/10	2.825%	6 month
				EUR-EURIBOR-Telerate	781

NOK	140,000	7/22/10	6 month NOK-NIBOR-NIBR	3.52%	(640)

JPY	16,000,000	2/10/16	6 month JPY-LIBOR-BBA	1.755%	(29)

CAD	231,500	8/22/08	4.3535%	3 month CAD-BA-CDOR	387

CAD	55,000	8/22/16	4.6535%	3 month CAD-BA-CDOR	(500)

GBP	10,000	8/21/36	4.40%	6 month GBP-LIBOR-BBA	(410)

AUD	182,000	8/4/09	3 month AUD-BBR-BBSW	6.315%	306

CAD	80,000	8/4/09	4.497%	3 month CAD-BA-CDOR	(501)

Credit Suisse International
EUR	28,000	7/17/21	6 month EUR-EURIBOR-
			Telerate	4.445%	1,242

EUR	106,000	7/17/13	4.146%	6 month
				EUR-EURIBOR-Telerate	(2,348)

EUR	128,000	7/17/09	6 month EUR-EURIBOR-
			Telerate	3.896%	822

GBP	7,000	4/3/36	GBP 17635 at maturity	6 month GBP-LIBOR-BBA	207

EUR	290,000(E)	3/7/08	3 month EUR-EURIBOR-
			Telerate	3.525%	(1,021)

EUR	595,000(E)	2/10/08	3.313%	3 month
				EUR-EURIBOR-Telerate	3,488

JPMorgan Chase Bank, N.A.
CAD	75,000	3/1/08	3 month CAD-LIBOR-BBA	4.215%	(67)

JPY	14,000,000	7/24/13	1.7875%	6 month JPY-LIBOR-BBA	(2,403)

JPY	57,700,000	7/24/08	6 month JPY-LIBOR-BBA	0.905%	1,868

GBP	40,000	7/19/16	6 month GBP-LIBOR-BBA	5.045%	835

	$346,000	5/4/08	3 month USD-LIBOR-BBA	5.37%	5,140

	112,000	5/4/16	5.62375%	3 month USD-LIBOR-BBA	(4,384)

JPY	30,000,000	6/6/13	1.83%	6 month JPY-LIBOR-BBA	(6,592)

GBP	20,000	7/19/36	4.5975%	6 month GBP-LIBOR-BBA	(841)

NZD	116,000	8/8/09	3 month NZD-BBR-FRA	7.10000%	(16)

Lehman Brothers International (Europe)
	$ 8,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(166)

	23,000	8/3/11	5.445%	3 month USD-LIBOR-BBA	(246)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/06 (Unaudited) continued

			Payments		Payments	Unrealized
Swap counterparty /		Termination	made by		received by	appreciation/
Notional amount		date	fund per annum		fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc.
JPY	14,000,000	10/21/15	1.61%		6 month JPY-LIBOR-BBA	$ 592

	$15,000	8/3/08	3 month USD-LIBOR-BBA		5.425%	49

GBP	90,000	8/16/11	5.24%		3 month GBP-LIBOR-BBA	(1,067)

Merrill Lynch Capital Services, Inc.
NOK	1,214,000(E)	4/11/08	3 month NOK-NIBOR-NIBR		4.13%	(281)

	$40,000(E)	11/22/16	4.1735%		3 month U.S. Bond Market
					Association Municipal Swap Index (1,039)

	28,000(E)	11/22/16	3 month USD-LIBOR-BBA		5.711%	897

CAD	154,000	8/2/09	4.464%		3 month CAD-BA-CDOR	(821)

Total						$(6,957)

(E) See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/06 (Unaudited)

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
GBP	10,000		8/21/36	(3.085%)	GBP Non-revised	$ (20)
					UK Retail Price
					Index excluding
					tobacco

Credit Suisse International
EUR	80,000		4/26/11	2.14%	French Non-	1
					revised Consumer
					Price Index
					excluding tobacco

EUR	80,000		4/26/11	(2.15%)	Euro Non-revised	604
					Consumer Price
					Index excluding
					tobacco

GBP	7,000		4/3/36	3.1225%	GBP Non-revised	(110)
					Retail Price
					Index

Goldman Sachs International
$ 7,000			9/15/11	678 bp (1 month	Ford Credit Auto	(13)
				USD-LIBOR)	Owner Trust
					Series 2005-B
					Class D

JPMorgan Chase Bank, N.A.
EUR	90,000		7/21/11	(2.295%)	Euro Non-revised	(706)
					Consumer Price
					Index excluding
					tobacco

EUR	90,000		7/21/11	2.2325%	Euro Non-revised	952
					Consumer Price
					Index excluding
					tobacco

EUR	65,000		6/16/14	2.245%	Euro Non-revised	279
					Consumer Price
					Index excluding tobacco

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/06 (Unaudited) continued

			Fixed payments	Total return		Unrealized
Swap counterparty /		Termination	received (paid) by	received by		appreciation/
Notional amount		date	fund per annum	or paid by fund		(depreciation)

JPMorgan Chase Bank, N.A. continued
EUR	65,000	6/16/14	(2.275%)	Euro Non-revised		$ (349)
				Consumer Price
				Index excluding
				tobacco

GBP	90,000	8/16/11	(3.015%)	GBP Non-revised		1,264
				UK Retail Price
				Index excluding
				tobacco

Total						$1,902

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/06 (Unaudited)

		Upfront			Fixed payments	Unrealized
Swap counterparty /		premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*		received (paid)**	amount	date	fund per annum	(depreciation)

Citibank, N.A.
DJ CDX NA HY Series 6
Index		$ 1	$ 750	6/20/11	(345 bp)	$ (8)

DJ CDX NA HY Series 6
Index		8	500	6/20/11	(345 bp)	2

DJ CDX NA HY Series 6
Index 25-35% tranche		—	3,000	6/20/11	80 bp	4

DJ CDX NA HY Series 6
Index 25-35% tranche		—	2,000	6/20/11	74 bp	(4)

Goldman Sachs Capital Markets, L.P.
DJ CDX NA HY Series 6
Index		8	750	6/20/11	(345 bp)	(1)

DJ CDX NA HY Series 6
Index 25-35% tranche		—	3,000	6/20/11	74 bp	(5)

DJ CDX NA IG Series 5
Index 3-7% tranche		—	4,000	12/20/10	(115 bp)	(100)

DJ CDX NA IG Series 5
Index 3-7% tranche		—	2,000	12/20/10	(113 bp)	(49)

Goldman Sachs International
DJ CDX NA HY Series 6
Index		2	750	6/20/11	(345 bp)	(7)

DJ CDX NA HY Series 6
Index 25-35% tranche		—	3,000	6/20/11	85 bp	9

DJ CDX NA IG Series 6
Index		—	12,000	6/20/13	55 bp	68

DJ CDX NA IG Series 6
Index		5	12,000	6/20/13	(50 bp)	(7)

Lehman Brothers Special Financing, Inc.
DJ CDX NA HY Series 6
Index		6	750	6/20/11	(345 bp)	(4)

DJ CDX NA HY Series 6
Index		8	750	6/20/11	(345 bp)	(1)

DJ CDX NA HY Series 6
Index 25-35% tranche		—	3,000	6/20/11	74 bp	(5)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/06 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
DJ CDX NA HY Series 6
Index 25-35% tranche	$ —		$3,000	6/20/11	72 bp	$ (8)

DJ CDX NA IG Series 4
Index 3-7% tranche	—		1,500	6/20/10	(124.5 bp)	(44)

DJ iTraxx EUR Series 5
Index	54	EUR	10,000	6/20/13	(50 bp)	(54)

DJ iTraxx EUR Series 5
Index 6-9% tranche	—	EUR	10,000	6/20/13	53.5 bp	85

Merrill Lynch International & Co. C.V.
DJ CDX NA IG Series 5
Index 3-7% tranche	—		$4,000	12/20/12	246 bp	155

Morgan Stanley Capital Services, Inc.
DJ CDX NA HY Series 6
Index	(8)		1,000	6/20/11	(345 bp)	(21)

DJ CDX NA HY Series 6
Index	(3)		500	6/20/11	(345 bp)	(9)

DJ CDX NA HY Series 6
Index	—		1,000	6/20/11	(345 bp)	(13)

DJ CDX NA HY Series 6
Index	8		750	6/20/11	(345 bp)	(1)

DJ CDX NA HY Series 6
Index 25-35% tranche	—		4,000	6/20/11	107.5 bp	51

DJ CDX NA HY Series 6
Index 25-35% tranche	—		2,000	6/20/11	103.5 bp	22

DJ CDX NA HY Series 6
Index 25-35% tranche	—		4,000	6/20/11	88.5 bp	18

DJ CDX NA HY Series 6
Index 25-35% tranche	—		3,000	6/20/11	73 bp	(7)

DJ CDX NA HY Series 6
Index 25-35% tranche	20		1,250	6/20/11	(345 bp)	5

DJ CDX NA HY Series 6
Index 25-35% tranche	—		5,000	6/20/11	74 bp	(11)

DJ CDX NA IG Series 4
Index 3-7% tranche	—		7,500	6/20/10	(62 bp)	(50)

DJ CDX NA IG Series 4
Index 3-7% tranche	—		3,000	6/20/12	275 bp	178

DJ CDX NA IG Series 5
Index 3-7% tranche	—		4,000	12/20/12	248 bp	154

DJ CDX NA IG Series 5
Index 3-7% tranche	—		4,000	12/20/10	(115 bp)	(103)

DJ iTraxx EUR Series 5
Index	49	EUR	10,000	6/20/13	(50 bp)	19

DJ iTraxx EUR Series 5
Index 6-9% tranche	—	EUR	10,000	6/20/13	57 bp	117

Total						$ 375

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/06 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $8,801,986)	$ 9,178,768
Affiliated issuers (identified cost $2,217,117) (Note 5)	2,217,117

Cash	669

Foreign currency (cost $43,319) (Note 1)	43,767

Dividends, interest and other receivables	92,327

Receivable for shares of the fund sold	81,801

Receivable for securities sold	36,737

Receivable for sales of delayed delivery securities (Note 1)	94,681

Unrealized appreciation on open swap contracts (Note 1)	27,760

Receivable for variation margin (Note 1)	4,532

Receivable for open forward currency contracts (Note 1)	120

Receivable from Manager (Note 2 and 5)	46,113

Foreign tax reclaim receivable	290

Prepaid expenses	3,050

Premiums paid on swap contracts (Note 1)	11

Total assets	11,827,743

LIABILITIES
Payable for securities purchased	75,314

Payable for purchases of delayed delivery securities (Note 1)	95,681

Payable for investor servicing and custodian fees (Note 2)	12,463

Payable for Trustee compensation and expenses (Note 2)	11,768

Payable for administrative services (Note 2)	953

Payable for distribution fees (Note 2)	5,039

Payable for closed swap contracts (Note 1)	136

Written options outstanding, at value (premiums received $2,357) (Note 1)	3,064

Unrealized depreciation on open swap contracts (Note 1)	32,440

TBA sales commitments, at value (proceeds receivable $94,469) (Note 1)	96,172

Premiums received on swap contracts (Note 1)	169

Other accrued expenses	55,672

Total liabilities	388,871

Net assets	$11,438,872

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$11,027,373

Undistributed net investment income (Note 1)	27,167

Accumulated net realized gain on investments
and foreign currency transactions (Note 1)	792

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	383,540

Total — Representing net assets applicable to capital shares outstanding	$11,438,872

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($9,899,161 divided by 932,087 shares)	$10.62

Offering price per class A share
(100/94.75 of $10.62)*	$11.21

Net asset value and offering price per class B share
($571,770 divided by 53,962 shares)**	$10.60

Net asset value and offering price per class C share
($608,922 divided by 57,443 shares)**	$10.60

Net asset value and redemption price per class M share
($136,107 divided by 12,835 shares)	$10.60

Offering price per class M share
(100/96.75 of $10.60)*	$10.96

Net asset value, offering price and redemption price per class R share
($1,038 divided by 98 shares)	$10.61

Net asset value, offering price and redemption price per class Y share
($221,874 divided by 20,877 shares)	$10.63

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 8/31/06 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $34,279
from investments in affiliated issuers) (Note 5)	$ 181,375

Dividends (net of foreign tax of $48)	67,288

Total investment income	248,663

EXPENSES
Compensation of Manager (Note 2)	32,975

Investor servicing fees (Note 2)	2,661

Custodian fees (Note 2)	25,713

Trustee compensation and expenses (Note 2)	13,104

Administrative services (Note 2)	10,513

Distribution fees — Class A (Note 2)	11,422

Distribution fees — Class B (Note 2)	1,678

Distribution fees — Class C (Note 2)	2,271

Distribution fees — Class M (Note 2)	397

Distribution fees — Class R (Note 2)	3

Registration fees	38,310

Reports to shareholders	15,884

Auditing	49,653

Legal	12,632

Other	620

Fees waived and reimbursed by Manager (Notes 2 and 5)	(175,553)

Total expenses	42,283

Expense reduction (Note 2)	(50)

Net expenses	42,233

Net investment income	206,430

Net realized loss on investments (Notes 1 and 3)	(10,596)

Net realized loss on swap contracts (Note 1)	(4,519)

Net realized gain on futures contracts (Note 1)	6,175

Net realized loss on foreign currency transactions (Note 1)	(1,193)

Net unrealized appreciation of assets and liabilities
in foreign currencies during the period	2,972

Net unrealized appreciation of investments futures contracts, swap contracts,
written options, and TBA sale commitments during the period	151,898

Net gain on investments	144,737

Net increase in net assets resulting from operations	$ 351,167

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Six months ended	Year ended
	8/31/06*	2/28/06

Operations:
Net investment income	$ 206,430	$ 228,366

Net realized gain (loss) on investments
and foreign currency transactions	(10,133)	29,661

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	154,870	4,186

Net increase in net assets resulting from operations	351,167	262,213

Distributions to shareholders: (Note 1)

From net investment income

Class A	(156,837)	(211,190)

Class B	(4,914)	(1,158)

Class C	(6,375)	(1,068)

Class M	(1,635)	(359)

Class R	(16)	(15)

Class Y	(2,565)	(15)

From net realized short-term gain on investments

Class A	—	(57,359)

Class B	—	(1,051)

Class C	—	(730)

Class M	—	(194)

Class R	—	(8)

Class Y	—	(8)

From net realized long-term gain on investments

Class A	—	(4,212)

Class B	—	(77)

Class C	—	(54)

Class M	—	(14)

Class R	—	(1)

Class Y	—	(1)

Increase from capital share transactions (Note 4)	2,120,221	3,729,014

Total increase in net assets	2,299,046	3,713,713

NET ASSETS
Beginning of period	9,139,826	5,426,113

End of period (including undistributed net investment
income of $27,167 and distributions in excess of net investment
income of $6,921, respectively)	$11,438,872	$9,139,826

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights		(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From	From		Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized		value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
August 31, 2006**	$10.44	.22(d)	.14	.36	(.18)	—	(.18)	$10.62	3.51*	$9,899	.39*(d)	2.08*(d)	35.54*(e)
February 28, 2006	10.49	.38(d)	.01	.39	(.35)	(.09)	(.44)	10.44	3.80	8,593	.88(d)	3.58(d)	70.56(e)
February 28, 2005†	10.00	.18(d)	.46	.64	(.14)	(.01)	(.15)	10.49	6.36*	5,426	.34*(d)	1.73*(d)	33.75*

CLASS B
August 31, 2006**	$10.43	.18(d)	.14	.32	(.15)	—	(.15)	$10.60	3.08*	$572	.77*(d)	1.70*(d)	35.54*(e)
February 28, 2006††	10.64	.15(d)	(.12)(f)	.03	(.15)	(.09)	(.24)	10.43	.25*	233	.81*(d)	1.48*(d)	70.56(e)

CLASS C
August 31, 2006**	$10.43	.18(d)	.14	.32	(.15)	—	(.15)	$10.60	3.07*	$609	.77*(d)	1.70*(d)	35.54*(e)
February 28, 2006††	10.64	.15(d)	(.13)(f)	.02	(.14)	(.09)	(.23)	10.43	.23*	221	.81*(d)	1.45*(d)	70.56(e)

CLASS M
August 31, 2006**	$10.43	.19(d)	.14	.33	(.16)	—	(.16)	$10.60	3.18*	$136	.64*(d)	1.83*(d)	35.54*(e)
February 28, 2006††	10.64	.17(d)	(.14)(f)	.03	(.15)	(.09)	(.24)	10.43	.33*	91	.70*(d)	1.62*(d)	70.56(e)

CLASS R
August 31, 2006**	$10.44	.20(d)	.14	.34	(.17)	—	(.17)	$10.61	3.30*	$1	.52*(d)	1.96*(d)	35.54*(e)
February 28, 2006††	10.64	.18(d)	(.13)(f)	.05	(.16)	(.09)	(.25)	10.44	.49*	1	.58*(d)	1.70*(d)	70.56(e)

CLASS Y
August 31, 2006**	$10.45	.23(d)	.14	.37	(.19)	—	(.19)	$10.63	3.63*	$222	.26*(d)	2.23*(d)	35.54*(e)
February 28, 2006†††	10.40	.16(d)	.13(f)	.29	(.15)	(.09)	(.24)	10.45	2.80*	1	.30*(d)	1.61*(d)	70.56(e)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

58                                                                                                                                                                                        59

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period September 13, 2004 (commencement of operations) to February 28, 2005.

† † For the period September 12, 2005 (commencement of operations) to February 28, 2006.

†††For the period October 4, 2005 (commencement of operations) to February 28, 2006.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Note 2 and 5):

	8/31/06	2/28/06	2/28/05

Class A	1.74%	2.53%	0.95%

Class B	1.74	1.60	—

Class C	1.74	1.60	—

Class M	1.74	1.60	—

Class R	1.74	1.60	—

Class Y	1.74	1.40	—

(e) Portfolio turnover excludes dollar-roll transactions.

(f) The amount of net realized and unrealized gain (loss) shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Income Strategies Fund (the “fund”), is a series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks current income consistent with what Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes to be prudent risk. Capital appreciation is a secondary goal. The fund will invest primarily in a combination of bonds and common stocks of U.S. and non-U.S. companies. The bonds are either investment grade or below investment grade in quality with intermediate to long-term maturities. The fund may also invest in mortgage backed securities. The equities offer the potential for current income and capital growth from mainly large companies.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

The redemption fees discussed above will be replaced, effective October 2, 2006, by a 1.00% redemption fee on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities.

Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counter-party defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $11,024,629, resulting in gross unrealized appreciation and depreciation of $543,561 and $172,305, respectively, or net unrealized appreciation of $371,256.

P) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifica-tions are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Q) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425%

of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through February 28, 2007, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through February 28, 2007, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, credits from Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, payments under the fund’s distribution plans and expense reductions in connection with investments in Putnam Prime Money Market Fund) would exceed an annual rate of 0.50% of the fund’s average net assets. Prior to April 1, 2006, the expense limitation was 0.75% of the fund’s average net assets.

For the period ended August 31, 2006, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $174,555 of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund.

The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by PFTC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended August 31, 2006, the fund incurred $28,374 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended August 31, 2006, the fund’s expenses were reduced by $50 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $244, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% ,1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%,0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended August 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $682 and and no monies from the sale of class A and class M shares, respectively, and received no monies and $11 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended August 31, 2006, Putnam Retail Management, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended August 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,171,185 and $3,094,852, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended August 31, 2006, are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written options
outstanding at
beginning of year	JPY	87,700,000	$1,266

Options opened	JPY	58,176,000	1,091

Written options
outstanding at
end of period	JPY	145,876,000	$2,357

Note 4: Capital shares

At August 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 8/31/06:
Shares sold	135,192	$1,419,634

Shares issued
in connection
with reinvestment
of distributions	14,468	150,940

	149,660	1,570,574

Shares
repurchased	(40,332)	(421,077)

Net increase	109,328	$1,149,497

Year ended 2/28/06:
Shares sold	285,766	$2,977,911

Shares issued
in connection
with reinvestment
of distributions	26,165	271,611

	311,931	3,249,522

Shares
repurchased	(6,206)	(64,683)

Net increase	305,725	$3,184,839

CLASS B	Shares	Amount

Six months ended 8/31/06:
Shares sold	45,144	$ 470,907

Shares issued
in connection
with reinvestment
of distributions	436	4,548

	45,580	475,455

Shares
repurchased	(13,956)	(146,430)

Net increase	31,624	$ 329,025
For the period 9/12/05 (commencement of operations)
to 2/28/06:
Shares sold	22,243	$ 230,695

Shares issued
in connection
with reinvestment
of distributions	221	2,287

	22,464	232,982

Shares
repurchased	(126)	(1,305)

Net increase	22,338	$ 231,677

CLASS C	Shares	Amount

Six months ended 8/31/06:
Shares sold	36,123	$377,909

Shares issued
in connection
with reinvestment
of distributions	280	2,911

	36,403	380,820

Shares
repurchased	(140)	(1,472)

Net increase	36,263	$379,348
For the period 9/12/05 (commencement of operations)
to 2/28/06:
Shares sold	21,139	$219,172

Shares issued
in connection
with reinvestment
of distributions	136	1,416

	21,275	220,588

Shares
repurchased	(95)	(981)

Net increase	21,180	$219,607

CLASS M	Shares	Amount

Six months ended 8/31/06:
Shares sold	4,448	$46,199

Shares issued
in connection
with reinvestment
of distributions	157	1,635

	4,605	47,834

Shares
repurchased	(479)	(5,000)

Net increase	4,126	$42,834
For the period 9/12/05 (commencement of operations)
to 2/28/06:
Shares sold	8,654	$90,277

Shares issued
in connection
with reinvestment
of distributions	55	567

	8,709	90,844

Shares
repurchased	—	—

Net increase	8,709	$90,844

CLASS R	Shares	Amount

Six months ended 8/31/06:
Shares sold	—	$—

Shares issued
in connection
with reinvestment
of distributions	2	16

	2	16

Shares
repurchased	—	—

Net increase	2	$16
For the period 9/12/05 (commencement of operations)
to 2/28/06:
Shares sold	93	$1,001

Shares issued
in connection
with reinvestment
of distributions	3	23

	96	1,024

Shares
repurchased	—	—

Net increase	96	$1,024

CLASS Y	Shares	Amount

Six months ended 8/31/06:
Shares sold	20,533	$216,936

Shares issued
in connection
with reinvestment
of distributions	246	2,565

	20,779	219,501

Shares
repurchased	—	—

Net increase	20,779	$219,501

For the period 10/04/05 (commencement of operations)
to 2/28/06:
Shares sold	96	$1,000

Shares issued
in connection
with reinvestment
of distributions	2	23

	98	1,023

Shares
repurchased	—	—

Net increase	98	$1,023

At August 31, 2006, Putnam, LLC owned the
following shares:

			Total
		Percentage of	value of
	Shares	outstanding	owned
	owned	shares	shares

A	537,525	57.7%	$5,708,516

M	98	0.8	1,039

R	98	100.0	1,038

Y	100	0.5	1,063

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended August 31, 2006, management fees paid were reduced by $998 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $34,279 for the period ended August 31, 2006. During the period ended August 31, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $4,552,999 and $2,703,944, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncement

In June 2006, FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Global Asset Allocation group for the year ended August 31, 2006. The other Putnam mutual funds in this group are Putnam Asset Allocation: Balanced Portfolio, Putnam Asset Allocation: Conservative Portfolio, Putnam Asset Allocation: Growth Portfolio, Putnam RetirementReady Funds, and Putnam VT Global Asset Allocation Fund.

The top five firms that received brokerage commissions for trades executed for the Global Asset Allocation group are (in descending order) Citigroup Global Markets, Goldman Sachs, Merrill Lynch, Deutsche Bank Securities, and Credit Suisse First Boston. Commissions paid to these firms together represented approximately 55% of the total brokerage commissions paid for the year ended August 31, 2006.

Commissions paid to the next 10 firms together represented approximately 26% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, First Albany Corporation, Investment Technology, JP Morgan Clearing, Lehman Brothers, RBC Capital Markets, UBS Warburg, Wachovia Securities, and Weeden & Company.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

The Putnam
family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund*	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund*,†

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund*	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*†
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund
Research Fund	Money Market Fund‡
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund

Putnam Asset Allocation Funds — three
investment portfolios that spread your
money across a variety of stocks, bonds,
and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten
investment portfolios that offer diversifica-
tion among stocks, bonds, and money
market instruments and adjust to become
more conservative over time based on a
target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer,
Compliance Liaison and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy E. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam Income Strategies Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA103 237340 10/06

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: October 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 26, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 26, 2006